As filed with the Securities and Exchange Commission on March 15, 2012

Securities Act File No. 333-178016

Investment Company Act File No. 811-22632

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. (3)

Post-Effective Amendment No. (  )
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. (3)

Prudential Short Duration High Yield Fund, Inc.*

*formerly, Prudential Short Term High Yield Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077
(Address of Principal Executive Office)

(Registrant’s Telephone Number, including Area Code): (973) 367-7530

Claudia DiGiacomo, Esq.
Prudential Investments LLC
Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077
(Name and Address of Agent for Service)

With Copies to:

Maria Gattuso, Esq.
P. Jay Spinola, Esq.	David Wohl, Esq.
Willkie Farr & Gallagher LLP	Weil, Gotshal & Manges LLP
787 Seventh Avenue	767 Fifth Avenue
New York, New York 10019-6099	New York, New York 10153

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

Calculation of Registration Fee Under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered (1)(2)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (3)
Common Stock	50,000 shares	$20.00	$1,000,000	$114.60

(1) Estimated solely for the purpose of calculating the registration fee.

(2) Includes       shares subject to the underwriters’ overallotment option.

(3) This amount was previously paid with the initial filing.

EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION,
ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effectiveness until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated _____________, 2012

PROSPECTUS

Shares

Prudential Short Duration High Yield Fund, Inc.

Common Stock

$20.00 per Share

The Fund. Prudential Short Duration High Yield Fund, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company.

Investment Objective. The Fund's investment objective is to provide a high level of current income. There can be no guarantee that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

Investment Policies. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high yield fixed income instruments that are rated below investment grade or, if unrated, are considered by the Fund's investment subadviser to be of comparable quality. Under normal market conditions and after the initial investment period following this offering, at least 80% of the Fund's investable assets (as defined in this prospectus) will be invested in a diversified portfolio of high yield fixed income instruments that are rated below investment grade with varying maturities and other investments (including derivatives) with similar economic characteristics. High yield fixed income instruments that are rated below investment grade (commonly referred to as "junk bonds") are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Although the Fund may invest in instruments of any duration or maturity, under normal market conditions and after the initial investment period following this offering, the Fund will seek to maintain a weighted average portfolio duration of three years or less and a weighted average maturity of five years or less. The Fund's investments in derivatives will be included under the 80% asset policy noted above so long as the underlying asset of such derivatives are based on one or more high yield fixed income instruments that are rated below investment grade. Such derivative investments are subject to the Fund's limit of investing up to 20% of its investable assets in derivatives.

Use of Leverage. The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities, as well as through the issuance of preferred stock. The Fund may borrow in amounts up to 33 1/3 (as determined immediately after borrowing) of the Fund's investable assets (as defined in this prospectus). After the Fund has fully invested the net proceeds of this offering, the Fund currently intends to borrow money in an initial aggregate amount up to approximately 20% (as determined immediately after borrowing) of the value of its investable assets. The use of leverage can create special risks. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

No Prior Trading History.  Because the Fund is newly organized, its common stock has no history of public trading and no prior performance. The shares of closed-end investment companies that are listed on an exchange, such as those of the Fund, frequently trade at a discount from their net asset value which may increase investor risk of loss. In addition, the market price of shares of the Fund may decrease below the price that you paid for the shares. If you were to sell your shares at a time when the market price is lower than the price at which you purchased the shares, you will experience a loss. Risk of investor loss may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering.

(continued on the following page)

Investing in the Fund's common stock involves certain risks. You could lose some or all of your investment. See "Risk Factors" beginning on page [ ] of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(3)
Public offering price	$20.00	$
Sales load(1)	$0.90	$
Estimated offering expenses	$0.04	$
Proceeds, after expenses, to the Fund(2)	$19.06	$

(notes on the following page)

The underwriters expect to deliver the shares of common stock to purchasers on or about     , 2012.

[underwriters]

The date of this prospectus is           , 2012.

(notes from previous page)

(1)  Prudential Investments LLC ("PI" or the "Manager") (and not the Fund) has agreed to pay, from its own assets, upfront structuring and syndication fees to _______, an upfront structuring fee to ______, an upfront structuring fee to _______, and may pay certain other qualifying underwriters a structuring fee, a sales incentive fee or additional compensation in connection with this offering. These fees are not reflected under sales load in the table above. See "Underwriters—Additional Compensation to be paid by PI."

(2)  The Fund will pay offering costs (other than the sales load) up to an aggregate of $0.04 per share sold in this offering. The Manager has agreed to pay (i) all organizational expenses of the Fund and (ii) such offering expenses of the Fund (other than the sales load) to the extent that they exceed $0.04 per share. The aggregate offering expenses (other than the sales load) to be paid by the Fund currently are estimated to be $_____. Offering expenses may include reimbursement to the Manager or its affiliates for expenses incurred with respect to the offering, including compensation to sales personnel. See "Underwriters."

(3)  The Fund has granted the underwriters an option to purchase up to ____ additional shares of common stock at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $____, $_____, $_____ and $_____, respectively.

(continued from previous page)

Listing.  The Fund has applied to list its shares of common stock on the New York Stock Exchange, subject to notice of issuance, under the symbol "ISD."

For more information on the Fund's investment strategies, see "Investment Objective and Policies."

Manager. Prudential Investments LLC, the Fund's investment manager, will provide administrative and management services to the Fund, subject to the supervision of the Fund's Board of Directors. As of December 31, 2011, PI's total assets under management were approximately $160.5 billion.

Subadviser. Prudential Investment Management, Inc. ("PIM"), the Fund's subadviser, will be responsible for the day to day portfolio management of the Fund, subject to the supervision of the Fund's Board of Directors and PI. As of December 31, 2011, PIM had approximately $619 billion in assets under management.

Prudential Fixed Income is the principal public fixed income asset management unit of PIM and is the unit of PIM that provides investment advisory services to the Fund. Prudential Fixed Income is organized into groups specializing in different sectors of the fixed income market: U.S. and non-U.S. government bonds, mortgages and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.

This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. Information required to be in the Fund's statement of additional information is found in this prospectus. Additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is available upon written or oral request and without charge. Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information also is available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102. You may also email requests for these documents to publicinfo@sec.gov. For a free copy of the Fund's annual or semi-annual report (following the Fund's completion of an annual or semi-annual period, as applicable) or to request other information or ask questions about the Fund, please write to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or call toll free at (800) 451-6788 or visit the Fund's website at www.prudentialfunds.com. This reference to the website does not incorporate the contents of the website into this prospectus.

The Fund's shares of common stock do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

ii

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained herein is accurate only as of the date of this prospectus. Subsequent to the date of this prospectus, the Fund will supplement this prospectus during the period that this prospectus is required to be delivered, if the Fund determines any material information contained in this prospectus becomes materially inaccurate.

iii

PROSPECTUS SUMMARY

This summary highlights some of the information contained in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" on page [ ] of this prospectus and the other information included in this prospectus. The information below is qualified in all respects by the more detailed information included elsewhere in this prospectus and in the Fund's Registration Statement filed with the U.S. Securities and Exchange Commission (the "SEC").

The Fund	Prudential Short Duration High Yield Fund, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company.

The Offering	The Fund is offering shares of Common Stock at an initial offering price of $20.00 per share through a group of underwriters led by , and . These shares of Common Stock have been registered for sale with the SEC under the Securities Act of 1933 (the "Securities Act"). The shares of the Fund's Common Stock are called "Common Stock" in this prospectus. You must purchase at least 100 shares of Common Stock in order to participate in this offering. The Fund has granted the underwriters an option to purchase up to additional shares of Common Stock within 45 days of the date of this prospectus to cover over-allotments, if any. See "Underwriters."

Listing and Symbol	The Fund anticipates that its shares of Common Stock will be listed on the New York Stock Exchange ("NYSE"), subject to notice of issuance, under the symbol "ISD."

Who May Wish to Invest	The Fund may be an appropriate investment for:

• Long-term investors seeking a high level of current income.

• Fixed income investors seeking the potential for additional diversification through investment in a short duration, high yield fixed income portfolio.

• Investors seeking access to professional asset management by the Manager and the Subadviser (each as defined below).

Investors should consider their financial situations and needs, other investments, investment goals, investment experience, time horizons, liquidity needs, and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. No assurance can be given that the returns on the Fund's investments will be commensurate with the risk of investment in the Fund nor can the Fund provide any assurances that enough appropriate investments that meet the Fund's investment criteria will be available. Fund investments may be highly speculative; therefore, an investment in Common Stock may not be suitable for someone with a low risk tolerance. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Investment Objective and Policies	The Fund's investment objective is to provide a high level of current income. The Fund's investment objective is non-fundamental and may be changed without stockholder approval.

There can be no guarantee that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high yield fixed income instruments that are rated below investment grade (Ba1 or lower by Moody's Investors Service, Inc. ("Moody's"), BB+ or lower by Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("S&P") or Fitch, Inc. ("Fitch") or comparably rated by another nationally recognized statistical rating organization ("NRSRO")) or, if unrated, are considered by the Subadviser to be of comparable quality. Under normal market conditions and after the initial investment period following this offering, the Fund will invest at least 80% of its investable assets in a diversified portfolio of high yield fixed income instruments that are rated below investment grade with varying maturities and other investments (including derivatives) with similar economic characteristics. This 80% policy is a non-fundamental policy and may be changed by the Board of Directors of the Fund provided that the holders of Common Stock are provided with at least 60 days prior written notice of any change as required by the rules under the Investment Company Act of 1940, as amended (the "1940 Act"). The term "investable assets" in this prospectus refers to the total assets of the Fund (including any assets attributable to money borrowed, including as a result of any shares of preferred stock or notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed, including the liquidation preference of any outstanding preferred stock, and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding shares of common stock and preferred stock issued by the Fund.

Although the Fund may invest in instruments of any duration or maturity, under normal market conditions and after the initial investment period, the Fund will seek to maintain a weighted average portfolio duration of three years or less and a weighted average maturity of five years or less.

The Fund's investments in derivatives will be included under the 80% asset policy noted above so long as the underlying asset of such derivatives are based on one or more high yield fixed income instruments that are rated below investment grade. Such derivative investments are subject to the Fund's limit of investing up to 20% of its investable assets in derivatives.

The Fund may not invest in municipal debt obligations (except during the initial investment period or for temporary defensive measures), asset-backed securities (including collateralized debt obligations and collateralized loan obligations), and mortgage-backed securities (including securities issued by the U.S. government and agencies as well as privately). The Fund defines the term "asset-backed security" as a type of pass through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables.

High Yield Instruments or "Junk Bonds." High yield fixed income instruments that are rated below investment grade (commonly referred to as "junk bonds") are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are considered to have a greater vulnerability to default than higher rated securities. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

Lower Rated High Yield Securities. Although the Fund will invest primarily in below investment grade instruments, the Fund may not invest in issuers who are in default at the time of purchase. Additionally, the Fund may only invest up to 10% of its investable assets in high yield instruments rated in the lower rating categories (Caa1 or lower by Moody's, or CCC+ or lower by S&P or Fitch or comparably rated by another NRSRO) or, if unrated, are considered by the Subadviser to be of comparable quality, unless the Subadviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings. Such securities are subject to very high credit risk.

Fixed Income Instruments. The Fund's investments in fixed income instruments may include bonds, debentures, notes, commercial paper and other similar types of debt instruments, as well as preferred stock, loan assignments and participations, money market instruments, and derivatives related to or referencing these types of securities and instruments. The Fund may invest in fixed income instruments of companies or governments.

Duration. Duration is a measure of the sensitivity of the price of a security to changes in interest rates. While there is no limit on the remaining maturity or duration of any individual security in which the Fund may invest, the Fund normally will seek to maintain a weighted average portfolio duration, including the effects of leverage ("weighted average portfolio duration"), of three years or less and a weighted average maturity of five years or less. The Fund's weighted average portfolio duration, however, may be longer at any time or from time to time depending on market conditions. The Fund may use derivatives as part of its duration management strategies.

Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates. For example, if a portfolio of fixed income securities has an average duration of four years, its value can be expected to fall about 4% if interest rates rise by 1%. Conversely, the portfolio's value can be expected to rise about 4% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. By comparison, a debt security's "maturity" is the date on which the security matures and the issuer is obligated to repay principal. Duration is not necessarily equal to average maturity. Duration differs from maturity in that it considers a security's yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration.

Foreign Securities. Under normal market conditions and after the initial investment period following this offering, the Fund may invest up to 20% of its investable assets in U.S. currency denominated and/or foreign currency denominated fixed income instruments issued by foreign issuers.

Investment Grade Investments. Under normal market conditions and after the initial investment period following this offering, the Fund may invest up to 20% of its investable assets in fixed income instruments that are rated investment grade (Baa3 or higher by Moody's, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO, or if unrated, are considered by the Subadviser to be of comparable quality).

Loan Participations and Assignments. Under normal market conditions and after the initial investment period following this offering, the Fund may invest up to 20% of its investable assets in loan participations and assignments.

Derivatives. The Fund is permitted to invest up to 20% of its investable assets in derivatives but expects to maintain derivatives exposure of below 20% under normal market conditions. The Fund's investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund's portfolio. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivatives use will consist primarily of the following instruments and transactions: futures contracts, foreign currency forward contracts, U.S. Treasury swaps, interest rate swaps, credit default swaps on individual securities or groups or indices of securities (including high yield fixed income instruments) and credit-linked notes.

Equities and Equity-related Securities. From time to time the Fund may hold equity or equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of a borrower.

Investment Process. In determining which securities to buy and sell, the Subadviser will consider, among other things, the financial history and condition, earnings trends, analysts' recommendations, and the prospects and the management of an issuer. The Subadviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to assess an issuer's prospects and to determine whether its securities are under-valued or overvalued.

Temporary Defensive Strategies. The Fund may depart from its principal investment strategy in response to adverse economic, market or political conditions. The Fund may take a temporary defensive position and invest all or a portion of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities, high-quality obligations of domestic or foreign banks and corporations, highly rated short-term securities, cash or cash equivalents, and repurchase agreements with respect to any of the foregoing investments or any other fixed income securities deemed by the Subadviser to be consistent with a defensive posture. The yield on such investments may be lower than the yield on lower rated fixed income securities. In addition, the Fund, as a defensive measure, also may depart from its principal investment strategy in response to unusual market or other conditions. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful and during their use the Fund may not be able to achieve its investment objective.

For a more complete discussion of the Fund's portfolio composition, see "Investment Objective and Policies—Portfolio Composition."

Leverage	The Fund may borrow money, issue notes or other debt securities or issue shares of preferred stock, in each case for investment purposes and subject to the limits of the 1940 Act, and any restrictions imposed by lenders or NRSROs issuing ratings for the securities. The Fund currently intends to borrow money from banks and other financial institutions in an initial amount up to approximately 20% (as determined immediately after borrowing) of the value of its investable assets (including the amount borrowed). The Fund may also gain leverage synthetically through swaps, other types of derivatives and reverse repurchase agreements.

When the Fund is utilizing leverage, the fees paid to the Manager and Subadviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's investable assets, which includes any assets attributable to money borrowed, including as a result of any shares of preferred stock or notes or other debt securities that may be issued by the Fund. In such case, the Manager and/or the Subadviser may have a financial incentive to increase the Fund's use of leverage, which constitutes an inherent conflict of interest. The Fund's Board of Directors will monitor this potential conflict of interest. In addition, the fees paid to the Manager are borne exclusively by the Fund, whereas the fees paid to the Subadviser are borne exclusively by the Manager. The Fund does not currently anticipate issuing any preferred stock or notes, except in connection with the credit facility discussed below.

The Fund is currently negotiating with commercial banks and other financial institutions to arrange a fixed or floating rate credit facility (the "Credit Facility") pursuant to which the Fund would expect to be entitled to borrow funds from time to time in accordance with the terms of the Credit Facility. The Fund expects to enter into a Credit Facility within 45 days from its commencement of operations. Any such borrowings, as well as the issuance of notes or other debt securities or shares of preferred stock, would constitute financial leverage and would be subject to the asset coverage requirements imposed by the 1940 Act with respect to the amount of the borrowings and may limit the Fund's ability to declare dividends and distributions or repurchase its capital stock. The Fund may choose not to enter into a Credit Facility. Leveraging with a credit facility is expected to result in the

Fund paying one or more lenders a commitment fee, closing costs and related fees and expenses See "Leverage."

Board of Directors	The Board of Directors is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and applicable Maryland law. The directors of the Fund (the "Directors") are divided into three classes, serving staggered three-year terms. Any vacancy on the Board of Directors may be filled only by a majority of the remaining Directors, except to the extent that the 1940 Act requires the election of directors by stockholders.

Manager	Prudential Investments LLC ("PI" or the "Manager") is the Fund's investment manager. PI and its predecessors have served as a manager or administrator to investment companies since 1987. PI's principal address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077. As of December 31, 2011, PI, a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential"), served as investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $160.5 billion.

PI will receive from the Fund an annual fee, payable monthly, in an amount equal to 0.80% of the average daily value of the Fund's investable assets.

During periods when the Fund is using leverage, if any, the fees paid to PI will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund's investable assets, which includes any assets attributable to money borrowed, including as a result of any shares of preferred stock or notes or other debt securities that may be issued by the Fund. See "Summary of Fund Expenses" and "Management and Advisory Arrangements."

Subadviser	Prudential Investment Management, Inc. ("PIM" or the "Subadviser") is the Fund's subadviser. PIM is a registered investment adviser and will be responsible for the day-to-day portfolio management of the Fund, subject to the supervision of the Fund's Board and PI. As of December 31, 2011, PIM had approximately $619 billion in assets under management.

Prudential Fixed Income is the principal public fixed income asset management unit of PIM and is the unit of PIM that provides investment advisory services to the Fund. Prudential Fixed Income is organized into groups specializing in different sectors of the fixed income market: U.S. and non-U.S. government bonds, mortgages and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.

PIM will receive an annual subadvisory fee, payable monthly, from PI in an amount equal to 0.40% of the average daily value of the portion of the Fund's investable assets managed by PIM up to $300 million and 0.35% of the average daily value of the portion of the Fund's investable assets managed by PIM over $300 million. No advisory fee will be paid by the Fund directly to PIM. During periods when the Fund is using leverage, if any, the fees paid to PIM will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund's investable assets, which includes any assets attributable to money borrowed, including as a result of any shares of preferred stock or notes or other debt securities that may be issued by the Fund. See "Management and Advisory Arrangements."

Selected Risk Factors	An investment in the Fund's Common Stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. The following is a summary of certain of these risks. See the section entitled "Risk Factors" for a more complete discussion of the risks of investing in the Fund's Common Stock.

General. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy, because of market, economic, regulatory, geopolitical and other conditions. U.S. and foreign governments have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The impact of these measures, as well as any additional future regulatory actions, is not yet known and cannot be predicted. Legislation or regulation may also change the way in which the Fund itself is regulated and could limit or preclude the Fund's ability to achieve its investment objective. Because the market price of the Fund's Common Stock will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the market price of the Fund's Common Stock decreases. As with any security, complete loss of investment is possible. See "Risk Factors—General."

No History of Operations. The Fund is a newly organized, diversified, closed-end management investment company with no history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decision.

Market Price Discount from Net Asset Value ("NAV") Risk. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their NAVs. This is commonly referred to as "trading at a discount." This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors.

Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Stock, whether an investor will realize gains or losses upon the sale of the Common Stock will depend entirely upon whether the market price of the Common Stock at the time of sale is above or below the purchase price paid by the investor for the Common Stock. Because the market price of the Common Stock will be determined by factors such as relative supply of and demand for the Common Stock in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, below or above NAV or at, below or above the initial public offering price. The NAV of the Fund, however, is expected to be reduced immediately following the initial public offering as a result of the payment of offering costs and related expenses by the Fund. In addition, the NAV of the Fund does not include the sales load paid by stockholders. As with any security, a complete loss of investment is possible. See "Risk Factors—Market Price Discount from NAV Risk."

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Stock represents an indirect investment in the securities and other financial assets owned by the Fund. Securities held by the Fund are generally traded in over-the-counter markets. The value of these securities and financial assets, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, if the current global economic downturn continues or deteriorates further, the ability of issuers to service their obligations could be materially and adversely affected. The shares of Common Stock that a stockholder purchases at any point in time may be worth less than their original cost, even after taking into account any reinvestment of dividends and distributions. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Any such decrease in value could have a material adverse impact on the Fund's business, financial condition and results of operations. The Fund anticipates using leverage which will magnify this risk. See "Risk Factors—Leverage Risk."

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Subadviser and each individual portfolio manager may not be successful in selecting the best performing investments or investment techniques, and the Fund's performance may lag behind that of similar funds.

Below Investment Grade (High Yield or Junk Bond) Instruments Risk. The Fund's investments in below investment grade quality securities and instruments (commonly referred to as "high yield" securities or "junk bonds") are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.

Fixed income instruments rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.

Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, which could have a material adverse impact on the Fund's business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment and/or may be subject to restrictions on the sale of such securities. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Subadviser's judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such securities may not be clear.

Fixed Income Instruments Risk. In addition to the other risks described herein, fixed income instruments, including high yield securities, are also subject to certain risks, including:

• Issuer Risk. The value of fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

• Interest Rate Risk. The market price of the Fund's investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Fluctuations in the market price of the Fund's securities will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund's NAV. The Fund may utilize certain strategies, interest rate swap, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

• Prepayment Risk. During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund's income and distributions to stockholders. This is known as prepayment or "call" risk. Fixed income instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

• Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's Common Stock price or its overall return.

• Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument's credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Risk of NAV Erosion. Under current market conditions, the Fund expects that it will buy fixed-income securities at a premium to their face value. A security may trade at a premium because its coupon (interest rate) is above the market rate for similar securities. The Fund expects to pay out such a security's entire coupon in the Fund's dividend, and over time the NAV of the Fund will decline because the premium value of the security will decline as it approaches maturity (at maturity the market price of a security equals its face value). Thus, the Fund will enjoy a higher payout than with a market rate bond over the life of the security, but that higher payout will be offset by a decline in NAV as the security approaches maturity. Similarly, the Fund will be subject to such NAV declines if the Fund invests in a fixed income security and the issuer redeems the security before maturity ("call") at a price below its current market price. This call risk is especially prevalent in low and declining interest rate environments. Under current market conditions, the Fund expects issuers to call securities, therefore leading to NAV erosion. This NAV decline could reduce the total return to common stockholders

The Fund can make an election for U.S. federal income tax purposes to amortize the premium over a security's remaining term, with the amortization amounts reducing the amount of taxable interest income allocated to stockholders for U.S. federal income tax purposes. However, the Fund generally does not intend to elect to amortize premium on purchased securities, and in the absence of an election to amortize premium on purchased securities the security's entire coupon will be taxable to the stockholders as interest income and will not be treated as a return of capital.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the security or any applicable counterparty may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. High yield fixed income securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default. See "Risk Factors—Credit Risk."

Refinancing Risk. This is the risk that one or more issuers of fixed income securities in the Fund's portfolio may not be able to pay off their debt upon maturity. During times of extreme market stress, even creditworthy companies can have temporary trouble accessing the markets to refinance their outstanding debt, potentially leading to an inability to pay off existing bondholders, including the Fund. This could negatively affect the Fund's NAV, Common Stock price or overall return.

Leverage Risk. Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. The Fund may borrow money, issue notes or other debt securities or issue shares of preferred stock, in each case for investment purposes and subject to the limits of the 1940 Act and any restrictions imposed by lenders or NRSROs issuing ratings for the securities. The Fund currently intends to borrow money from banks and other financial institutions in an initial amount up to approximately 20% (as determined immediately after borrowing) of the value of its investable assets (including the amount borrowed). The Fund may also gain leverage synthetically through swaps, other types of derivatives and reverse repurchase agreements.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund's portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the Fund to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing returns to the Fund and the level of income available for dividends or distributions made by the Fund. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the Fund.

The use of leverage to purchase additional investments creates an opportunity for increased Common Stock dividends, but also creates special risks and considerations for the holders of Common Stock, including:

• the likelihood of greater volatility of NAV and dividend rate of Common Stock than a comparable portfolio without leverage;

• the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred stock and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;

• magnified interest rate risk, which is the risk that the prices of portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall). As a result, leverage may cause greater changes in the Fund's NAV, which could have a material adverse impact on the Fund's business, financial condition and results of operations;

• the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Stock than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Stock;

• when the Fund uses financial leverage, the management fee and subadvisory fees payable to PI and PIM, respectively, will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund's investable assets (which includes any assets attributable to money borrowed, including as a result of any shares of preferred stock or notes or other debt securities that may be issued by the Fund), and may provide a financial incentive to PI and/or PIM to increase the Fund's use of leverage and create an inherent conflict of interest; and

• leverage may increase expenses (which will be borne entirely by the holders of Common Stock), which may reduce the Fund's NAV and the total return to common stockholders.

The Fund may issue preferred stock and/or notes or other debt securities as a form of leverage. These means of obtaining leverage would be senior to the Fund's Common Stock, such that holders of preferred stock and/or notes or other debt securities would have priority over the holders of Common Stock in the distribution of the Fund's assets, including dividends, distributions of principal and liquidating distributions. In addition, if the Fund issues preferred stock and/or notes or other debt securities, the Fund may be subject to certain restrictions on investments imposed by the guidelines of one or more NRSROs, which may issue ratings for the preferred stock and/or notes or debt securities issued by the Fund, or may be subject to loan covenants or other restrictions imposed by its lenders.

These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. These covenants and restrictions may negatively affect the Fund's ability to achieve its investment objective. See "Risk Factors—Leverage Risk."

Derivatives Risk. The Fund is permitted to invest up to 20% of its investable assets in derivatives but expects to maintain derivatives exposure of below 20% under normal market conditions. The Fund's investment in derivatives may be for hedging, investment, leverage purposes, or to manage interest rates or the duration of the Fund's portfolio. Derivative transactions may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The use of derivatives may subject the Fund to risks, including, but not limited to:

• Credit Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. Certain participants in the derivatives market, including larger financial institutions, have recently experienced significant financial hardship and deteriorating credit conditions.

If the Fund's counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased.

• Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Leverage Risk—the risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

• Illiquid Securities Risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth. This risk is heightened to the extent the Fund engages in over-the-counter derivative transactions.

• Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

• Index Risk—if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

It is possible that government regulation of various types of derivative instruments, including swaps, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively affect the Fund's performance. See "Risk Factors—Derivatives Risk."

Foreign Securities and Emerging Markets Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

Lower Rated Securities Risk. Lower rated high yield securities generally present the same type of risks as investments in higher rated high yield securities but entail a higher risk of default. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. Such securities present substantial credit risk and default is a real possibility. Such securities may be illiquid and the prices at which such securities may be sold may represent a substantial discount to what the Subadviser believes to be the ultimate value of such securities.

Loan Participations and Assignments Risk. The Fund may invest in fixed, variable and floating rate loans arranged through private negotiations between an issuer and one or more financial institutions. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign such instruments to a third party. Because such instruments sometimes may not have a liquid market from time to time such instruments may only be sold to a limited number of institutional investors. A lack of a liquid secondary market may have an adverse effect on the value of such instruments and the Fund's ability to dispose of particular loans and loan participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. A lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these instruments for purposes of valuing the Fund's portfolio and calculating its NAV. See "Risk Factors—Loan Participations and Assignment Risk."

Smaller Capitalization Company Risk. Investing in debt issued by medium and small capitalization companies may involve special risks because those companies may have narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their securities, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers therefore may be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers also may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, and they may have substantial borrowings or may otherwise have a weak financial condition, making them more susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about medium and small capitalization companies, which may make valuing the securities of such issuers more difficult than the securities issued by larger capitalization companies.

Income Risk. The income the holders of Common Stock receive from the Fund is based primarily on the dividends and interest the Fund earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund's holdings could drop as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase. This will be magnified when the Fund is utilizing leverage.

Illiquid Securities Risk. The Fund may invest without limit in illiquid securities, although the Fund does not expect to invest significantly in illiquid securities. The Fund generally considers "illiquid securities" to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely-traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund's NAV and ability to make dividend distributions.

Risks Associated with Fund Distribution Policy. The Fund intends to make regular distributions. Currently, in order to maintain a relatively stable level of distributions, the Fund may pay out less than all of its net investment income, pay out undistributed income from prior months, return capital in addition to current period net investment income or borrow money to fund distributions. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than others. The Fund will make a distribution only if authorized by the Fund's Board of Directors and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital, which would reduce the Fund's NAV and, over time, potentially increase the Fund's expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to stockholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The Fund's distribution policy may be changed at any time by the Board of Directors.

If the Fund elects to issue preferred stock and/or notes or other debt securities, its ability to make distributions to its holders of Common Stock may be limited by the asset coverage requirements and other limitations imposed by the 1940 Act, the Fund's lenders and NRSROs.

Inadequate Return. No assurance can be given that the returns on the Fund's investments will be commensurate with the risk of investment in the Fund nor can the Fund assure you that PIM will be able to find enough appropriate investments that meet the Fund's investment criteria. Fund investments may be highly speculative and therefore, an investment in Fund securities may not be suitable for someone with a low risk tolerance. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Conflict of Interest Risk. Like other investment advisers, PI and PIM are subject to various conflicts of interest in the ordinary course of their business. PIM's side-by-side management of multiple accounts can create conflicts of interest, as PIM and its investment professionals may have an incentive to favor one account over another. For example, PIM could be considered to have an incentive to favor accounts for which they receive performance fees, accounts of affiliates, large accounts which typically generate more revenue over smaller accounts and accounts with higher fees.

PIM may buy or sell for one client account securities of the same kind or class that are purchased or sold for another at prices that may be different and may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. PIM manages certain commingled vehicles that are options under the 401(k) and deferred compensation plans offered by Prudential Financial. As a result, investment professionals may have direct or indirect interests in these vehicles. PIM provides non-discretionary investment advice and non-discretionary model portfolios to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after similar trades in discretionary accounts. The non-discretionary clients may be disadvantaged if PIM delivers the model investment portfolio or investment advice to them after they initiate trading for the discretionary clients, or vice versa.

PI and PIM are affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers and other investment advisers. Some of their employees are officers of some of these affiliates. PIM may be restricted by law, regulation or contract as to how much, if any, of a particular security they may purchase or sell on behalf of a client, and as to the timing of such purchase or sale, even when such purchase or sale might otherwise be beneficial to the client.

Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA's general account, including PIM's trades on behalf of the account, may affect market prices. Although Prudential Fixed Income doesn't expect that PICA's general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients. Prudential Financial, PICA's general account, Prudential Fixed Income's proprietary accounts and accounts of other affiliates of it (collectively, "affiliated accounts") hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. These investments can result in conflicts between the interests of the affiliated accounts and the interests of the Fund. PI , PIM and their affiliates may also have financial interests or relationships with issuers whose securities they invest in for client accounts. These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms.

For a more detailed discussion of these and other potential conflicts of interest, please see "Management and Advisory Arrangements—Portfolio Managers" below.

Anti-Takeover Provisions. The Fund's charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board of Directors, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future. See "Risk Factors—Anti-Takeover Provisions."

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets.

High yield securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities than other higher rated securities. See "Risk Factors—Market Disruption and Geopolitical Risk."

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates result in corresponding increases in trading costs and generate short-term capital gains taxable as ordinary income.

Distributions	The Fund intends to make a level dividend distribution each month to the holders of Common Stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

If the total distributions made in any calendar year exceed the sum of: (i) investment company taxable income and net tax-exempt income determined in each case without regard to the deduction for dividends paid, and (ii) net capital gain (defined as net long-term capital gains in excess of net short-term capital losses, including in the form of loss carryforwards), also determined without regard to any deduction for capital gain dividends paid, such excess distributed amount may be a tax-free return of capital to the extent of a stockholder's adjusted tax basis in the Common Stock. After such adjusted tax basis is reduced to zero, the distribution would be taxable as capital gain (assuming the shares are held as capital assets). In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a stockholder's investment, rather than net income or capital gains generated from his or her investment during a particular period. Although return of capital distributions may not be taxable, such distributions would reduce the basis of a stockholder's Common Stock and therefore may increase a stockholder's tax liability for capital gains upon a sale of Common

Stock. See "Tax Matters." The Fund's distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital resulting in less of a stockholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The Fund's initial distribution is expected to be declared approximately 30 to 45 days after the completion of this offering and paid approximately 60 days after the completion of the offering, in each case depending on market conditions. See "Distributions." The initial distributions may consist primarily of a return of capital if the Fund is delayed in investing the proceeds of this offering.

The Fund and PI have filed an application for an order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund and certain closed-end funds managed by PI to include realized long-term capital gains as a part of its regular distributions to the holders of Common Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). There is no assurance that the SEC will grant the Fund's and PI's request for such exemptive order. If the Fund fails to receive the requested relief and the Fund is unable to include realized capital gains in regular distributions more frequently than would otherwise be permitted by the 1940 Act, it is possible that the Fund's distribution policy, as set forth above, will be adversely affected.

The level dividend distribution described above is intended to result in the payment of approximately the same amount or percentage to the holders of Common Stock each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the common stockholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. The holders of Common Stock should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net income or net profit. In addition, in cases in which the Fund would return capital to the holders of Common Stock, such distribution may bear on the Fund's ability to maintain its asset coverage requirements and to pay the dividends on any preferred stock that the Fund may issue. See "Distributions."

Dividend Reinvestment Plan	Unless a common stockholder elects otherwise, the common stockholder's distributions will be reinvested in additional Common Stock under the Fund's dividend reinvestment plan. The holders of Common Stock who elect not to participate in the Fund's dividend reinvestment plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee). See "Dividend Reinvestment Plan."

Custodian, Dividend Paying Agent, Transfer Agent and Registrar	The Bank of New York Mellon ("BNY Mellon") serves as custodian of the Fund's assets. Computershare Trust Company, N.A. serves as the Fund's transfer agent and registrar. Computershare Inc. serves as the Fund's dividend paying agent. See "Custodian, Dividend Paying Agent, Transfer Agent and Registrar."

Independent Registered Public Accounting Firm	The Fund has selected KPMG LLP as its independent registered public accounting firm.

Tax Considerations	The Fund intends to qualify to elect and maintain its election to be treated as a regulated investment company for U.S. federal income tax purposes. To satisfy the distribution requirements applicable to regulated investment companies, the Fund intends to distribute annually all or substantially all of its tax basis net investment income and net realized gains both as calculated for U.S. federal income tax purposes, if any, to its stockholders. Distributions of tax basis net investment income and net short-term capital gains generally will be taxable to the stockholders as ordinary income. The Fund's distributions of its net capital gains generally will be taxable to stockholders as long-term capital gains. A portion of the Fund's distributions may be nontaxable returns of capital, which would reduce a stockholder's tax basis in his or her shares (and, to the extent in excess of such basis, would generally be long-term or short-term capital gains to the stockholders, depending on the stockholder's holding period for such shares). The Fund will provide stockholders with a notice indicating the estimated character of the distributions from the Fund. Please refer to the "Tax Matters" section of this prospectus for additional information on the potential U.S. federal income tax effects of an investment in the Fund, including the potential U.S. federal income tax effects of any distributions by the Fund. Consult your own tax advisor on any potential federal, state and local income tax effects of an investment in the Fund.

SUMMARY OF FUND EXPENSES

The purpose of the following table and the example below is to help you understand all fees and expenses that you, as a holder of Common Stock, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" and related footnotes are based on estimated amounts of $300,000,000 of average net assets for the Fund's first full year of operations and assume that the Fund issues 15,000,000 shares of Common Stock. If the Fund issues fewer shares, all other things being equal, "Other Expenses" and "Total Annual Expenses" would be higher. The Fund's actual expenses may vary from the estimated expenses shown in the table.

Common Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	0.20%
Dividend Reinvestment Plan Fees(2)	None
Expenses Associated with the Arrangement of a Credit Facility and/or Use of Leverage (as a percentage of offering price)(3)	0.03%
Annual Expenses (borne by Common Stockholders)	Percentage of Net Assets Attributable to Common Stock (Assumes Leverage of 20%)
Management Fee(4)(5)	1.00%
+Interest Payments on Borrowed Funds(5)	0.31%
+Other Expenses(5)	0.16%
=Total Annual Expenses(5)	1.47%

(1)  The Manager has agreed to pay (i) all of the Fund's organizational expenses, and (ii) the Fund's offering expenses (other than sales load), to the extent that offering expenses are in excess of $0.04 per share of Common Stock. Assuming an offering of 15,000,000 shares of Common Stock for $20 per share, the total offering expenses are estimated to be $1,250,000, $600,000 of which would be borne by the Fund and $650,000 of which would be paid by the Manager. The offering costs to be paid by the Fund are not included in the annual expenses shown in the table. Offering expenses borne by the Fund will result in a reduction of the NAV of the Fund. Offering expenses may include reimbursement to the Manager or its affiliates for expenses incurred with respect to the offering, including compensation to sales personnel. See "Underwriters."

(2)  There will be no brokerage charges with respect to Common Stock issued directly by the Fund under its dividend reinvestment plan. You will pay service charges and brokerage charges in connection with open market purchases or if you direct the Plan Administrator (defined below) to sell your Common Stock held in a dividend reinvestment account. See "Dividend Reinvestment Plan."

(3)  Costs incurred to establish the Credit Facility will be borne by the Fund and result in a reduction of the NAV of the Fund. Based on an offering of 15,000,000 shares of Common Stock, the total costs to establish the Credit Facility are estimated to be $100,000 or $0.0067 per share (0.03% of the Common Stock offering price).

(4)  The Manager will receive an annual fee, payable monthly, in an amount equal to 0.80% of the average daily value of the Fund's investable assets. "Investable assets" means the total assets of the Fund (including any assets attributable to money borrowed, including as a result of any shares of preferred stock or notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed, including the liquidation preference of any outstanding preferred stock, and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding shares of Common Stock and preferred stock issued by the Fund. The Fund currently intends to borrow in an initial amount equal to approximately 20% of the value of its investable assets (including the amount borrowed). The Manager will receive a fee in an amount equal to 0.80% of the Fund's investable assets. As a result, if the Fund has net assets of $300 million, for example, and borrows $75 million, the investment manager will receive a fee of $3.0 million (i.e., 0.80% * $375 million = $3.0 million). Using the present example, the $3.0 million fee would equate to an effective management fee rate of 1.00% on the Fund's net assets (that is, assets less borrowings) of $300 million. The Subadviser will receive an annual subadvisory fee, payable monthly, from the Manager in an amount equal to 0.40% of the average daily value of the portion of the Fund's investable assets managed by the Subadviser up to $300 million and 0.35% of the average daily value of the portion of the Fund's investable assets managed by the Subadviser over $300 million. These subadvisory fees are not directly paid to the

Subadviser by the Fund. The subadvisory fees are paid by the Manager to the Subadviser out of the investment management fees received by the Manager from the Fund. See "Management and Advisory Arrangements."

(5)  Assumes leverage by borrowing in an initial amount equal to approximately 20% of the Fund's investable assets at an annual interest rate of 1.25%. The Fund may choose to use more or less leverage than approximately 20%. To the extent the Fund uses additional leverage, the Fund's total annual expenses will increase. See "Risk Factors—Leverage" and "Other Investment Policies—Leverage."

Example

The following example illustrates the hypothetical expenses (including (i) the sales load of $45 and (ii) estimated expense of this offering of $2) that you would pay on a $1,000 investment in Common Stock, assuming (i) "Total Annual Expenses" of 1.47% of net assets (assuming leverage of 20% of the Fund's investable assets) and (ii) a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$61	$91	$124	$214

The example above should not be considered a representation of future expenses or annual rate of return. Actual expenses, leverage amount or annual rate of return may be higher or lower than those assumed for purposes of the Example. The example assumes that all dividends and distributions are reinvested at NAV and utilizes a 5% annual rate of return as mandated by SEC regulations. Actual expenses may be greater or less than those assumed.

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated as a Maryland corporation on November 14, 2011, pursuant to the Articles of Incorporation. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at Gateway Three, 100 Mulberry Street, Newark, New Jersey 07102 and its telephone number is 1-800-451-6788 (toll-free).

The Fund is organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end investment companies list their shares for trading on a stock exchange and do not redeem their securities at the option of the stockholder, whereas open-end investment companies issue securities redeemable at NAV at any time at the option of the stockholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. However, shares of closed-end investment companies frequently trade at a discount from NAV. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

The Board of Directors of the Fund may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other investment companies advised by PI or PIM with similar investment objectives and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board of Directors and, to the extent required by applicable law, the stockholders of the Fund. See "Description of Securities—Certain Provisions of the Maryland General Corporation Law and the Fund's Charter and Bylaws."

USE OF PROCEEDS

The net proceeds of this offering of Common Stock will be approximately $          ($          if the Underwriters exercise the over-allotment option in full) after payment of the estimated offering expenses. The Fund will pay all of its offering expenses up to and including $0.04 per share of Common Stock outstanding, and PI has agreed to pay (i) all of the Fund's organizational expenses, which are estimated to be $85,000, and (ii) the Fund's offering expenses (other than the sales load), to the extent offering expenses are in excess of $0.04 per share.

The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates that it could take up to three months to invest the net proceeds of the offering. Pending such investment, the Fund will invest all or a portion of its assets in U.S. government securities, money market and short-term debt securities or money market mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund's NAV would be subject to less fluctuation than would be the case at such time as the Fund is fully invested. A relatively long initial investment period may have a negative impact on the Fund's performance and its return to stockholders.

WHO MAY WISH TO INVEST

The Fund may be an appropriate investment for:

•  Long-term investors seeking a high level of current income.

•  Fixed income investors seeking the potential for additional diversification through investment in a short duration, high yield fixed income portfolio.

•  Investors seeking access to professional asset management by the Manager and Subadviser.

Investors should consider their financial situations and needs, other investments, investment goals, investment experience, time horizons, liquidity needs, and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. No assurance can be given that the returns on the Fund's investments will be commensurate with the risk of investment in the Fund nor can the Fund provide any assurances that enough appropriate investments that meet the Fund's investment criteria will be available. Fund investments may be highly speculative; therefore, an investment in Common Stock may not be suitable for someone with a low risk tolerance. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund's investment objective is to provide a high level of current income. The Fund's investment objective is non-fundamental and may be changed without stockholder approval. There can be no guarantee that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

Investment Policies

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high yield fixed income instruments that are rated below investment grade (Ba1 or lower by Moody's, BB+ or lower by S&P or Fitch or comparably rated by another NRSRO) or, if unrated, are considered by PIM to be of comparable quality. Such investments generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. Under normal market conditions and after the initial investment period following this offering, the Fund will invest at least 80% of its investable assets in a diversified portfolio of high yield fixed income instruments that are rated below investment grade with varying maturities and other investments (including derivatives) with similar economic characteristics. This 80% policy is a non-fundamental policy and may be changed by the Board of Directors of the Fund provided that the holders of Common Stock are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act. The term "investable assets" in this prospectus refers to the total assets of the Fund (including any assets attributable to money borrowed, including as a result of any shares of preferred stock or notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed, including the liquidation preference of any outstanding preferred stock, and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding shares of common stock and preferred stock issued by the Fund. Although the Fund may invest in instruments of any duration or maturity, under normal market conditions and after the initial investment period, the Fund will seek to maintain a weighted average portfolio duration of three years or less and a weighted average maturity of five years or less.

The Fund may not invest in municipal debt obligations (except during the initial investment period or for temporary defensive measures), asset-backed securities (including collateralized debt obligations and collateralized loan obligations), and mortgage-backed securities (including securities issued by the U.S. government and agencies as well as privately). The Fund defines the term "asset-backed security" as a type of pass through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables.

High yield fixed income instruments that are rated below investment grade (commonly referred to as "junk bonds") are securities rated Ba1 or lower by Moody's, BB+ or lower by S&P or Fitch or comparably rated by another NRSRO, are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are considered to have a greater vulnerability to default than higher rated securities. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. Below investment grade securities and comparable unrated securities involve substantial risk of loss and are susceptible to default or decline in market value due to adverse economic and business developments. Securities rated in the lower rating categories (Caa1 or lower by Moody's, CCC+ or lower by S&P or Fitch or comparably rated by another NRSRO) are subject to high credit risk. The descriptions of the investment rating categories by Moody's, S&P and Fitch, including a description of their speculative characteristics, are set forth in Appendix A. All references to securities ratings by Moody's, S&P and Fitch in this prospectus shall, unless otherwise indicated, include all securities within each such rating category (i.e., Ba1, Ba2 and Ba3 in the case of Moody's, BB+, BB and BB- in the case of S&P and Fitch). All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently changed to a rating that would have precluded the Fund's initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater loss than if such security had been sold prior to such downgrade.

The Fund's investments in fixed income instruments may include bonds, debentures, notes, commercial paper and other similar types of debt instruments, as well as preferred stock, loan assignments and participations, money market instruments, and derivatives related to or referencing these types of securities and instruments. The Fund may invest in fixed income instruments of companies or governments.

Duration is a measure of the sensitivity of the price of a security to changes in interest rates. While there is no limit on the remaining maturity or duration of any individual security in which the Fund may invest, the Fund normally will seek to maintain a weighted average portfolio duration, including the effects of leverage ("weighted average portfolio duration"), of three years or less and a weighted average maturity of five years or less. The Fund's weighted average portfolio duration, however, may be longer at any time or from time to time depending on market conditions. The Fund may use derivatives as part of its duration management strategies.

Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates. For example, if a portfolio of fixed income securities has an average duration of four years, its value can be expected to fall about 4% if interest rates rise by 1%. Conversely, the portfolio's value can be expected to rise about 4% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. By comparison, a debt security's "maturity" is the date on which the security matures and the issuer is obligated to repay principal. Duration is not necessarily equal to average maturity. Duration differs from maturity in that it considers a security's yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration.

The Fund's investments in derivatives will be included under the 80% asset policy noted above so long as the underlying asset of such derivatives are based on one or more high yield fixed income instruments that are rated below investment grade. Such derivative investments are subject to the Fund's limit of investing up to 20% of its investable assets in derivatives.

Under normal market conditions and after the initial investment period following this offering, the Fund may invest up to 20% of its investable assets in U.S. currency denominated and/or foreign currency denominated fixed income instruments issued by foreign issuers.

Under normal market conditions and after the initial investment period following this offering, the Fund may invest up to 20% of its investable assets in fixed income instruments that are rated investment grade (Baa3 or higher by Moody's, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO, or if unrated, are considered by the Subadviser to be of comparable quality).

Under normal market conditions and after the initial investment period following this offering, the Fund may invest up to 20% of its investable assets in loan participations and assignments.

Although the Fund will invest primarily in below investment grade instruments, the Fund may not invest in issuers who are in default at the time of purchase. Additionally, the Fund may only invest up to 10% of its investable assets in high yield instruments rated in the lower rating categories (Caa1 or lower by Moody's, or CCC+ or lower by S&P or Fitch or comparably rated by another NRSRO) or, if unrated, are considered by the Subadviser to be of comparable quality, unless the Subadviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings. Such securities are subject to very high credit risk.

The Fund is permitted to invest up to 20% of its investable assets in derivatives but expects to maintain derivatives exposure of below 20% under normal market conditions. The Fund's investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund's portfolio. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivatives use will consist primarily of the following instruments and transactions: futures contracts, foreign currency forward contracts, U.S. Treasury swaps, interest rate swaps, credit default swaps on individual securities or groups or indices of securities (including high yield fixed income instruments) and credit-linked notes.

Certain portfolio management techniques, such as writing credit default swaps or selling futures contracts, or writing options on portfolio securities, may be considered senior securities under the 1940 Act unless the Fund enters into certain offsetting transactions, owns positions covering its obligations or designates on its books and records a sufficient amount of assets. If the Fund utilizes these portfolio management techniques, it intends to segregate liquid assets, enter into offsetting transactions or own positions covering its obligations. Although under no obligation to do so, PIM intends to cover the Fund's commitments with respect to such a technique should the Fund enter into or engage in one or more of such management techniques. To the extent the Fund covers its commitments under such portfolio management techniques, such instruments will not be considered senior securities for the purposes of the 1940 Act. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Investment in the Common Stock of the Fund offers the individual investor several potential benefits. The Fund offers investors the opportunity to receive a high level of current income by investing in a professionally managed portfolio comprised primarily of high yield fixed income instruments, some of which are a type of investment typically not offered to individual investors. The Subadviser provides professional management, which includes the extensive credit analysis needed to invest in high yield fixed income instruments. In addition to using the credit rating provided by the NRSROs, the Subadviser independently evaluates the creditworthiness of the portfolio securities held by the Fund. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments. These benefits are at least partially offset by the expenses involved in running an investment company. Such expenses primarily consist of advisory fees and operational costs. Additionally, the Subadviser may seek to enhance the yield of the Fund's Common Stock by leveraging the Fund's capital structure through the borrowing of money from banks and other financial institutions. The use of leverage also involves certain expenses and risk considerations. See "Risk Factors—Leverage Risk" and "Leverage."

The Fund may invest without limit in illiquid securities, although it does not expect to invest significantly in illiquid securities.

Investment Process

In determining which securities to buy and sell, PIM will consider, among other things, the financial history and condition, earnings trends, analysts' recommendations, and the prospects and the management of an issuer. PIM generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to assess an issuer's prospects and to determine whether its securities are under-valued or overvalued.

The Fund may depart from its principal investment strategy in response to adverse economic, market or political conditions. The Fund may take a temporary defensive position and invest all or a portion of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities, high-quality obligations of domestic or foreign banks and corporations, highly rated short-term securities, cash or cash equivalents, and repurchase agreements with respect to any of the foregoing investments or any other fixed income securities deemed by PIM to be consistent with a defensive posture. The yield on such investments may be lower than the yield on lower rated fixed income securities. In addition the Fund, as a defensive measure, also may depart from its principal investment strategy in response to unusual market or other conditions. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful and during their use the Fund may not be able to achieve its investment objective. See "Risk Factors—Temporary Defensive Strategies Risk."

Portfolio Composition

Under normal circumstances, the Fund's portfolio is expected to be composed principally of the following investments.

High Yield Instruments or "Junk" Bonds. Under normal market conditions and after the initial investment period following this offering, the Fund will invest at least 80% of its investable assets in a diversified portfolio of high yield fixed income instruments that are rated below investment grade. High yield fixed income instruments that are rated below investment grade involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to the risks associated with, investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield instruments typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield instruments may be regarded as predominantly speculative with respect to the issuer's continuing ability to make timely principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income instruments in the lowest investment grade category also may be considered to possess some speculative characteristics by one or more NRSROs.

The market values of high yield instruments tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower quality fixed income instruments tend to be more sensitive to general economic conditions.

Lower Rated High Yield Securities. Although the Fund will invest primarily in below investment grade instruments, it may not invest in issuers who are in default at the time of purchase. Additionally, the Fund may only invest up to 10% of its investable assets in high yield instruments rated in the lower rating categories (Caa1 or lower by Moody's, or CCC+ or lower by S&P or Fitch or comparably rated by another NRSRO) or, if unrated, are considered by the Subadviser to be of comparable quality, unless the Subadviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings. Such securities are subject to very high credit risk.

Bonds. The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities, governments and municipalities (during the initial investment period or for temporary defensive measures) and other issuers. Bonds are fixed or variable/floating-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

Corporate bonds come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund's investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

Non-U.S. Securities. The Fund may invest in non-U.S. securities. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks if it invests in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Derivatives. The Fund intends to use instruments referred to as derivative securities. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund is permitted to invest up to 20% of its investable assets in derivatives but expects to maintain derivatives exposure of below 20% under normal market conditions. The Fund's investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund's portfolio. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which could sometimes be greater than the derivative's cost. The use of certain derivatives involves substantial economic leverage.

Swap Agreements. Based on market conditions, the Fund expects to enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index). The "notional amount" of the swap agreement is only a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement generally will be equal only to the "net amount" to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated liquid, unencumbered assets, marked-to-market daily, to avoid potential leveraging.

Based on market conditions, the Fund expects to enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. Among other purposes, credit default swaps provide investment exposure to changes in credit spreads and relative interest rates. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund (including a "basket" of securities representing an index). The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and five years, provided that there is no credit event.

Credit-Linked Securities. Among the income producing securities in which the Fund may invest are credit- linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund can invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Segregation and Cover Requirements. As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may "set aside" liquid assets (often referred to as "asset segregation"), or engage in other SEC- or staff-approved measures, to "cover" open positions with respect to certain kinds of derivatives that could be considered "senior securities" as defined in Section 18(g) of the 1940 Act. With respect to certain derivatives that are contractually required to cash settle, for example, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time announced by the SEC or its staff regarding asset segregation. These segregation and coverage requirements could result in the Fund's maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Futures Contracts. Based on market conditions, the Fund expects to enter into contracts for the purchase or sale for future delivery of securities or foreign currencies. A futures contract purchaser incurs an obligation to take delivery of a specified amount of the security, currency or other asset underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying security, currency or other asset at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security, currency or other asset and protect against a rise in prices pending purchase. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security, currency or other asset and protect against declines pending sale.

Although most futures contracts call for actual delivery or acceptance of the underlying security, currency or other asset, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security, currency or other asset and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security, currency or other asset and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

In addition, the Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or debt market changes, to gain exposure to a market, for duration management or for risk management purposes. Futures contracts are generally bought and sold on the exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a financial futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to assume the opposite position.

Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

Because the initial margin required to maintain a futures contract is a fraction of the face value of the contract, the value of the contract can be much higher or lower than the value of the Fund's assets used to take the position. The Fund may therefore use futures as form of leverage and may be exposed to the associated risks. See "Risk Factors—Leverage Risk."

There currently are limited futures markets for certain currencies of emerging market countries, securities and indexes and the nature of the strategies adopted by PIM and the extent to which those strategies are used will depend on the development of those markets. To the extent the Fund engages in transactions in options and futures, the Fund will normally transact in options and futures that are traded on a recognized securities or futures exchange, including non-U.S. exchanges. Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities, including U.S. government securities, will be designated on the Fund's records or deposited in a segregated account with the Fund's custodian so that the amount so designated or segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract.

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA promulgated by the U.S. Commodity Futures Trading Commission ("CFTC"). The Fund currently is not, therefore, subject to registration or regulation as a "commodity pool operator" under the CEA and the Fund intends to be operated on an ongoing basis so as not to be deemed to be a "commodity pool" under the regulations of the CFTC. On February 9, 2012, the CFTC adopted amendments to its rules that, once effective, may affect the ability of the Fund to continue to claim this exclusion. The Fund would be limited in its ability to use futures or options on futures or engage in swaps transactions if it continued to claim the exclusion. If the Fund were no longer able to claim the exclusion, the Fund believes that its Manager would likely become subject to registration and regulation as a commodity pool operator. The impact of the rule changes on the operations of the Fund and the Manager is not fully known at this time. The Fund and the Manager are continuing to analyze the effect of these rules changes on the Fund.

Unrated Fixed Income Instruments. The Fund may purchase unrated fixed income instruments (which are not rated by a NRSRO) if the Subadviser determines that the instruments are of comparable quality to rated instruments that the Fund may purchase. Unrated fixed income instruments may be less liquid than comparable rated instruments and involve the risk that the Subadviser may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield instruments may be more complex than for issuers of higher-quality debt obligations. The Fund's success in achieving its investment objective may depend more heavily on the Subadviser's credit analysis to the extent that the Fund invests in below investment grade quality and unrated fixed income instruments.

Loan Participations and Assignments. The Fund may invest in fixed, variable and floating rate loans arranged through private negotiations between an issuer and one or more financial institutions. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. The Fund's investment in participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

The purchaser of an assignment acquires direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations so acquired may differ from, and be more limited than, those held by the assigning lender. The assignability of certain loans, especially with respect to sovereign debt obligations, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in such a loan is through a participation and not through an assignment.

Equity and Equity—Related Securities. From time to time, the Fund may invest in or hold common stock and other equity and equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of a borrower. Investments in equity securities incidental to investment in debt securities entail certain risks in addition to those associated with investments in those debt securities. Common stock represents an equity ownership interest in a company. Historical trends would indicate that common stock is subject to higher levels of volatility and market and issuer-specific risk than debt securities. The value of equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. The equity interests held by the Fund, if any, may not pay dividends or otherwise generate income or appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity investments, and any gains that the Fund does realize may not be sufficient to contribute materially to the Fund's investment objective. Equity securities held by the Fund may be illiquid.

Portfolio Turnover. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. A high turnover rate (100% or more) generally results in greater expenses to the Fund and may result in realization of net short-term capital gains.

Step-Ups and Payment-In-Kind Securities. "Step up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities ("PIKs") are debt obligations that pay "interest" in the form of other debt obligations, instead of in cash. Each of these instruments may be issued and traded at a deep discount from face value. Step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its stockholder.

Money Market Instruments. Money market instruments are high quality short-term debt securities. Money market instruments in which the Fund may invest include short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or high-quality obligations of domestic and foreign banks and corporations and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in foreign currencies.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Illiquid Securities. The Fund may invest in instruments that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. The Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale, although the Fund does not expect to invest significantly in illiquid securities. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of certain high yield securities. As a result, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when PIM believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Such investments may affect the Fund's ability to realize the NAV in the event of a voluntary or involuntary liquidation of its assets. See "Net Asset Value" for information with respect to the valuation of illiquid securities.

New Securities and Other Investment Techniques. New types of securities and other investment and hedging practices are developed from time to time. PIM expects, consistent with the Fund's investment objective and policies, to invest in such new types of securities and to engage in such new types of investment practices if PIM believes that these investments and investment techniques may assist the Fund in achieving its investment objective. In addition, PIM may use investment techniques and instruments that are not specifically described herein.

Other Investments and Strategies

In addition to the principal investment strategies, the Fund also may use the following non-principal investment strategies to try to increase its returns or protect its assets if market conditions warrant.

U.S. Government Securities. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the "U.S. Treasury"); others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Yankee Dollar Obligations, Eurobonds, Global Bonds. Certain debt securities purchased by the Fund may take the forms of Yankee dollar obligations, eurobonds or global bonds. Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike eurobonds, global bonds can be issued in the local currency of the country of issuance.

Variable- and Floating-Rate Securities. Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate (the "reference rate") changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to floating-rate loans, variable- and floating-rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds and money market instruments. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable- or floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality or because of an imperfect correlation between the securities interest rate adjustment mechanism and the level of interest rates generally.

The Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities.

Foreign Currency Transactions. Based on market conditions, the Fund expects to enter into foreign currency forward contracts ("forward contracts") for purposes of gaining exposure to the currency of an emerging market country or other foreign country or as a hedge against fluctuations in future foreign currency exchange rates. The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund is not required to hedge its currency exposure, if any, and may choose not to do so. The Fund generally will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities.

A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.

It should be noted that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Rather, it simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of the currency increase.

At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in an underlying security transaction, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the currency which is being used for the security transaction.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to actually convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so with respect to a portion of the Fund's assets from time to time, and investors should be aware of the costs of currency conversion. A dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code of 1986, as amended (the "Code"), requirements relating to qualification as a regulated investment company.

Repurchase Agreements. The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements involve risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by PIM. Repurchase agreements maturing in more than seven days may be considered illiquid.

Repurchase agreements are fully collateralized by the underlying securities. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of emerging market countries, the U.S. government and their agencies or instrumentalities) may have maturity dates exceeding one year.

Reverse Repurchase Agreements. The Fund may generate leverage by entering into reverse repurchase agreements, under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements, which are in effect collateralized borrowings by the Fund, are considered under current SEC staff guidance to be senior securities under the 1940 Act unless the Fund enters into certain offsetting transactions, owns positions covering its obligations or designates on its books and records an amount of assets equal to the amount of the Fund's obligations under the reverse repurchase agreements.

Preferred Securities. Preferred securities, like common stock or other equity securities, represents an equity ownership in an issuer. Generally, preferred securities have a priority of claim over common stock or other equity securities in dividend payments and upon liquidation of the issuer. Unlike common stock or other equity securities, preferred securities do not usually have voting rights.

Although they are equity securities, preferred securities have characteristics of both debt and common stock or other equity securities. Like debt, their promised income is contractually fixed. Like common stock or other equity securities, they do not have rights to participate in bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer's capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Preferred securities are also subject to deferral risk, which refers to provisions typically contained in preferred securities that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities), dividend payments.

Distributions on preferred securities are declared by the board of directors of the issuer and may be subject to deferral, and thus may not be automatically payable. Income payments on preferred securities may be cumulative, causing dividends and distributions to accrue even if not declared by the board or otherwise made payable, or non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred securities in which the Fund invests will be declared or otherwise made payable. The Fund is permitted to invest in non-cumulative preferred stock, although PIM will consider, among other factors, the non-cumulative nature in making any decision to purchase or sell such securities on behalf of the Fund.

Private Placements and Restricted Securities. The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act, or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the Fund to sell certain restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. The market value of the securities loaned is determined at the close of each business day. Any additional required collateral is allocated to the Fund on the next business day. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay receiving additional collateral or in recovery and in some cases loss of all rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

LEVERAGE

At times, the Fund expects to utilize leverage through borrowings from banks and other financial institutions or issuance of notes or other debt securities or shares of preferred stock. The Fund has the ability to utilize leverage for investment purposes, subject to the limits of the 1940 Act and any restrictions imposed by lenders or NRSROs issuing ratings for the securities. Under current market conditions, the Fund intends to utilize borrowings in an initial amount up to approximately 20% (as determined immediately after borrowing) of the value of its investable assets (including the amount borrowed). The Fund may also gain leverage synthetically through swaps, other types of derivatives and reverse repurchase agreements. There can be no assurance, however, that the Fund will borrow in order to leverage its assets or if it does what percentage of the Fund's assets such borrowings will represent. Although the Fund has the ability to issue preferred stock and/or debt securities, it does not currently anticipate issuing any preferred stock and/or debt securities. Rather, the Fund expects to enter into a Credit Facility within 45 days from its commencement of operations, as described below under "—Credit Facility." The Fund generally will utilize leverage only if it anticipates that the Fund's leveraged capital structure would result in a higher return to the holders of Common Stock than that obtainable if the Common Stock were unleveraged for any significant amount of time. The Fund also may borrow in an amount equal to 5% of its investable assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of PI, as permitted by applicable law. When the Fund is utilizing leverage, the fees paid to the Manager and the Subadviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's investable assets, including any assets acquired from the sale of preferred stock, plus the proceeds of any outstanding borrowings used for leverage.

The Fund's use of leverage is premised upon the expectation that the cost of the leverage used to purchase additional assets will be lower than the return the Fund achieves on its investments with the proceeds of the borrowings or the issuance of preferred stock. Such difference in return may result from the short term nature of the Fund's borrowing compared to the longer term nature of its investments. If the investable assets of the Fund (including the assets obtained from leverage) are invested in a higher yielding portfolio investments, the holders of Common Stock will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, any incremental return will be reduced or eliminated. Furthermore, if long term interest rates rise, the NAV of the Fund's Common Stock is expected to decline in value.

Leverage creates risks for the holders of Common Stock, including the likelihood of greater volatility of net income, distributions and/or NAV in relation to market changes, the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock may affect the return to the holders of Common Stock and increased operating costs which may reduce the Fund's total return. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced. In the latter case, PI and/or PIM in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's stockholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through leverage will be subject to interest costs or dividend payments that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional series of preferred stock involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on shares of Common Stock or to engage in other activities. Borrowings and the issuance of a class of preferred stock create an opportunity for greater return per share of Common Stock, but at the same time such borrowing is a speculative technique in that it will increase the Fund's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceed the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on the Common Stock in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. PI and PIM do not anticipate that these covenants or restrictions will adversely affect their ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. However, due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that PIM otherwise views as favorable. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more NRSROs which may issue ratings for any short term debt instruments or preferred stock issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede PI or PIM from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

The Fund may engage in leverage through the issuance of notes or other debt securities or shares of preferred stock. Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the Fund will have an asset coverage of at least 200%. In general, the term "asset coverage" for this purpose means the ratio the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred stock. The involuntary liquidation preference refers to the amount to which the preferred stock would be entitled on the involuntary liquidation of the Fund in preference to a security junior to them. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock or purchase its Common Stock unless, at the time of such declaration or purchase, the Fund satisfies this 200% asset coverage requirement after deducting the amount of the distribution or purchase price, as applicable. Under the 1940 Act, holders of the preferred stock would be entitled to elect two directors of the Fund at all times and to elect a majority of the directors if at any time dividends on the preferred stock are unpaid in an amount equal to two full years' dividends. Holders of the preferred stock would continue to have the right to elect a majority of the directors until all dividends in arrears have been paid. In addition, holders of the preferred stock would also be entitled to vote separately as a class on certain matters which may at times give holders of preferred stock disproportionate influence over the Fund's affairs.

Under the 1940 Act, the Fund generally is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term "asset coverage" for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. The 1940 Act contains an exception, however, that permits dividends to be declared upon any preferred stock issued by the Fund if the Fund's indebtedness has an asset coverage of at least 200% at the time of declaration after deducting the amount of the dividend. In addition, if the Fund issues non-public indebtedness (for example, if it enters into a loan agreement in a privately arranged transaction with a bank), it may be able to continue to pay dividends on its capital stock even if the asset coverage ratio on its indebtedness falls below 300%. Further, the 1940 Act requires (in certain circumstances) that holders of the Fund's senior securities representing indebtedness be provided with certain voting rights in the event certain asset coverage requirements specified in Section 18(a) of the 1940 Act are not met.

The Fund's willingness to borrow money and issue preferred stock for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on PI's or PIM's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

As discussed under "Management and Advisory Arrangements," during periods when the Fund has outstanding borrowings for leverage or preferred stock outstanding, the fees paid to PI and PIM for management and investment subadvisory services, respectively, will be higher than if the Fund did not issue preferred stock or borrow because the fees paid will be calculated on the basis of the Fund's investable assets, which includes any assets attributable to money borrowed, including as a result of any shares of preferred stock or notes or other debt securities that may be issued by the Fund. Consequently, the Fund and PI or PIM may have differing interests in determining whether to leverage the Fund's assets. The Board of Directors will monitor this potential conflict.

Assuming the utilization of leverage by borrowings in the amount of approximately 20% of the Fund's investable assets, and an annual interest rate of 1.25% payable on such leverage based on market rates as of the date of this prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such interest payments would be 1.40%. The Fund's actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

Credit Facility

The Fund expects to leverage through borrowing. The Fund will enter into definitive agreements with respect to a Credit Facility within 45 days from its commencement of operations. The Fund is currently negotiating with commercial banks and other financial institutions to arrange a Credit Facility pursuant to which the Fund would expect to be entitled to borrow in amounts up to approximately 33 1/3% (as determined immediately after borrowing) of the Fund's investable assets (including the amount borrowed), from time to time in accordance with the terms of the Credit Facility. The Fund currently intends to utilize borrowings in an initial amount up to 20% of its investable assets. Any such borrowings, as well as the issuance of debt securities or other forms of indebtedness, would constitute financial leverage and would be subject to the 300% asset coverage requirements imposed by the 1940 Act described above with respect to the amount of the borrowings and may limit the Fund's ability to declare dividends and distributions or repurchase its capital stock. Such a facility is not expected to be convertible into any other securities of the Fund. Outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund expects that the lenders under the facility would require the Fund to provide customary indemnifications for liabilities the lenders may incur in connection with the facility. Based on the Fund's understanding of other similar financings, such indemnifications could include for taxes paid on behalf of the Fund or for costs and expenses incurred by the lender for any litigation related to the Fund's obligations under the facility or its use of the proceeds of any loans made by the lender. Under current market conditions, the Fund is expected to pay commitment fees, closing costs and related fees and expenses under the terms of any such facility.

In addition, the Fund expects that such a Credit Facility would contain covenants that, among other things, likely will limit the Fund's ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund does not expect to have any assets on deposit with the lender. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. The Fund expects to enter into an agreement with the lender, whereby the lender may exercise control over the pledged collateral (including substitution rights) under certain events of default. There can be no assurance that the Fund will enter into an agreement for a Credit Facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such Credit Facility may in the future be replaced or refinanced by one or more Credit Facilities having substantially different terms or by the issuance of preferred stock or debt securities.

Effects of Leverage

The following table, furnished in response to requirements of the SEC, is designed to illustrate the effect on the return to a holder of the Fund's Common Stock of the leverage obtained by borrowings in the amount of approximately 20% of the Fund's investable assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Return to Common Stockholder	(12.81)%	(6.56)%	(0.31)%	5.94%	12.19%

Until the Fund borrows or issues shares of preferred stock, the Fund's Common Stock will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the Common Stock cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer term securities in accordance with the Fund's investment objective and policies.

Common Stock total return is comprised of two elements—the Common Stock dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying any interest on borrowings) and gains or losses on the value of the securities and instruments the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

RISK FACTORS

An investment in the Fund's Common Stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in this prospectus. At any point in time, an investment in the Fund's Common Stock may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of stockholders to reinvest dividends. If any of the risks discussed in this prospectus occurs, the Fund's business, financial condition and results of operations could be materially and adversely affected. If this were to happen, the price of the Common Stock could decline significantly and you could lose all or a part of your investment. The section below does not describe all risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impair the Fund.

General

Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy because of market, economic, regulatory, geopolitical and other conditions. Because the market price of the Fund's Common Stock will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the market price of the Fund's Common Stock decreases. As with any security, complete loss of investment is possible.

Beginning in 2007, the global capital markets were in a period of disruption evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions and certain conditions have remained as such through the date of this prospectus. Despite actions of the United States federal government and foreign governments, these events have contributed to general economic conditions, including notably the recent European sovereign debt crisis and the S&P downgrading of the long-term sovereign credit rating on the United States, that are materially and adversely impacting the broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, the capital markets, and, in particular, the market for debt obligations, may be subject to heightened volatility, increased risks of default, periods of illiquidity and other situations adverse to investors. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Common Stock.

On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"). The Dodd-Frank Act, among other things, grants regulatory authorities such as the Commodity Futures Trading Commission and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund's, PI's and PIM's exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund, PI and PIM, including, without limitation, responding to examinations or investigations and implementing new policies and procedures. See "—Derivatives Risk."

U.S. and foreign governments have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The impact of these measures is not yet known and cannot be predicted. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. In addition, at any time after the date of this prospectus, legislation by U.S. and foreign governments may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective. PI and PIM will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so.

Instability in the credit markets has made it more difficult for a number of issuers of fixed income instruments to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of fixed income instruments may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments (i) may make it more difficult for the Fund to accurately value its securities and instruments or to sell its instruments and securities on a timely basis; (ii) could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the holders of Common Stock; and (iii) may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of instruments and securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of instruments and securities owned by the Fund and adversely affect the NAV and market price of the Fund's Common Stock.

No History of Operations

The Fund is a newly organized, diversified, closed-end management investment company with no history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decision.

Market Price Discount from NAV Risk

Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their NAVs. This is commonly referred to as "trading at a discount." This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors.

Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Stock, whether an investor will realize gains or losses upon the sale of the Common Stock will depend entirely upon whether the market price of the Common Stock at the time of sale is above or below the purchase price paid by the investor for the Common Stock. Because the market price of the Common Stock will be determined by factors such as relative supply of and demand for the Common Stock in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, below or above NAV or at, below or above the initial public offering price. The NAV of the Fund, however, is expected to be reduced immediately following the initial public offering as a result of the payment of offering costs and related expenses by the Fund. In addition, the NAV of the Fund does not include the sales load paid by stockholders. As with any security, a complete loss of investment is possible.

In order to reduce any discount, the Fund's Board of Directors might consider from time to time engaging in transactions such as open-market repurchases, tender offers for shares or other programs. The Fund cannot guarantee or assure that the Fund's Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share of Common Stock.

Investment and Market Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Stock represents an indirect investment in the securities and other financial assets owned by the Fund. Securities held by the Fund are generally traded in over-the-counter markets. The value of these securities and financial assets, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, if the current global economic downturn continues or deteriorates further, the ability of issuers to service their obligations could be materially and adversely affected. The shares of Common Stock that a stockholder purchases at any point in time may be worth less than their original cost, even after taking into account any reinvestment of dividends and distributions. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Any such decrease in value could have a material adverse impact on the Fund's business, financial condition and results of operations. The Fund anticipates using leverage which will magnify this risk. See "—Leverage Risk."

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. PIM and each individual portfolio manager may not be successful in selecting the best performing investments or investment techniques, and the Fund's performance may lag behind that of similar funds.

Below Investment Grade (High Yield or Junk Bond) Instruments Risk

The Fund's investments in below investment grade quality securities and instruments (commonly referred to as "high yield" securities or "junk bonds") are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.

Fixed income instruments rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.

Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, which could have a material adverse impact on the Fund's business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Subadviser's judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such securities may not be clear.

Fixed Income Instruments Risk

In addition to the other risks described herein, fixed income instruments, including high yield securities, are also subject to certain risks, including:

•  Issuer Risk. The value of fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

•  Interest Rate Risk. The market price of the Fund's investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Fluctuations in the market price of the Fund's securities will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund's NAV. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

•  Prepayment Risk. During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund's income and distributions to stockholders. This is known as prepayment or "call" risk. Fixed income instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

•  Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's Common Stock price or its overall return.

•  Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument's credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Risk of NAV Erosion.

Under current market conditions, the Fund expects that it will buy fixed-income securities at a premium to their face value. A security may trade at a premium because its coupon (interest rate) is above the market rate for similar securities. The Fund expects to pay out such a security's entire coupon in the Fund's dividend, and over time the NAV of the Fund will decline because the premium value of the security will decline as it approaches maturity (at maturity the market price of a security equals its face value). Thus, the Fund will enjoy a higher payout than with a market rate bond over the life of the security, but that higher payout will be offset by a decline in NAV as the security approaches maturity. Similarly, the Fund will be subject to such NAV declines if the Fund invests in a fixed income security and the issuer redeems the security before maturity ("call") at a price below its current market price. This call risk is especially prevalent in low and declining interest rate environments. Under current market conditions, the Fund expects issuers to call securities, therefore leading to NAV erosion. This NAV decline could reduce the total return to common stockholders.

The Fund can make an election for U.S. federal income tax purposes to amortize the premium over a security's remaining term, with the amortization amounts reducing the amount of taxable interest income allocated to stockholders for U.S. federal income tax purposes. However, the Fund generally does not intend to elect to amortize premium on purchased securities, and in the absence of an election to amortize premium on purchased securities the security's entire coupon will be taxable to the stockholders as interest income and will not be treated as a return of capital.

Credit Risk

Credit risk is the risk that one or more fixed income securities in the Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the security or any applicable counterparty may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a security, the more likely its value will decline. Changes by an NRSRO in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the Fund's investments. Since the Fund invests primarily in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities generally are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. High yield fixed income securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

Refinancing Risk

This is the risk that one or more issuers of fixed income securities in the Fund's portfolio may not be able to pay off their debt upon maturity. During times of extreme market stress, even creditworthy companies can have temporary trouble accessing the markets to refinance their outstanding debt, potentially leading to an inability to pay off existing bondholders, including the Fund. This could negatively affect the Fund's NAV, Common Stock price or overall return.

Leverage Risk

Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. The Fund may borrow money, issue notes or other debt securities or issue shares of preferred stock, in each case for investment purposes and subject to the limits of the 1940 Act and any restrictions imposed by lenders or NRSROs issuing ratings for the securities. The Fund currently intends to borrow money from banks and other financial institutions in an initial amount up to approximately 20% (as determined immediately after borrowing) of the value of its investable assets (including the amount borrowed). The Fund may also gain leverage synthetically through swaps, other types of derivatives and reverse repurchase agreements.

The use of leverage to purchase additional instruments creates an opportunity for increased Common Stock dividends, but also creates risks for the holders of Common Stock, including increased variability of the Fund's net income, distributions and/or NAV in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. Increases and decreases in the value of the Fund's portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall). As a result, leverage may cause greater changes in the Fund's NAV, which could have a material adverse impact on the Fund's business, financial condition and results of operations.

To the extent the Fund invests in debt instruments or other credit instruments with a fixed coupon, the Fund may lose some of the benefits of incurring leverage. Specifically, if the Fund issues preferred stock or debt securities (or borrows money) with floating dividend or interest rates, its costs of leverage will increase as rates increase. However, the Fund's fixed income rate investments may be worth less as interest rates rise. In this situation, the Fund will experience increased financing costs without the benefit of receiving higher income. This in turn may result in the potential for a decrease in the level of income available for dividends or distributions made by the Fund.

The Fund may issue preferred stock and/or notes or other debt securities as a form of leverage. These means of obtaining leverage would be senior to the Fund's Common Stock, such that holders of preferred stock and/or notes or other debt securities would have priority over the holders of Common Stock in the distribution of the Fund's assets, including dividends, distributions of principal and liquidating distributions. If preferred stock is issued and outstanding, holders of the preferred stock would elect two directors of the Fund, and would vote separately as a class on certain matters which may at times give holders of preferred stock disproportionate influence over the Fund's affairs. If the preferred stock is limited in its term, redemptions of such preferred stock could require the Fund to liquidate its investments and would reduce the Fund's use of leverage, which could negatively impact the Fund. In addition, if the Fund elects to issue preferred stock and/or notes or other debt securities its ability to make distributions to its holders of Common Stock or to repurchase its stock may be limited by the asset coverage requirements and other limitations imposed by the 1940 Act, the Fund's lenders and any NRSROs rating the securities.

The Fund will bear all costs and expenses relating to the issuance and ongoing maintenance of any preferred stock and/or notes or other debt securities issued by the Fund, including higher management and advisory fees. As a result, the Fund cannot assure you that the issuance of preferred stock and/or notes or other debt securities will provide a higher yield or return to the holders of Common Stock. If the Fund offers and/or issues preferred stock and/or notes or other debt securities, the costs of the offering will be borne immediately by the Fund and result in a reduction of the Fund's NAV.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund's portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the Fund to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing returns to the Fund and the level of income available for dividends or distributions made by the Fund. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the Fund.

There is no assurance that a leveraging strategy will be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Stock dividends, but also creates special risks and considerations for the holders of Common Stock, including:

•  the likelihood of greater volatility of NAV and dividend rate of common shares than a comparable portfolio without leverage;

•  the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred stock and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;

•  magnified interest rate risk, which is the risk that the prices of portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall). As a result, leverage may cause greater changes in the Fund's NAV, which could have a material adverse impact on the Fund's business, financial condition and results of operations;

•  the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Stock than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Stock;

•  when the Fund uses financial leverage, the management fee and subadvisory fees payable to PI and PIM, respectively, will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund's investable assets (which includes any assets attributable to money borrowed, including as a result of any shares of preferred stock or notes or other debt securities that may be issued by the Fund), and may provide a financial incentive to PI and/or PIM to increase the Fund's use of leverage and create an inherent conflict of interest; and

•  leverage may increase expenses (which will be borne entirely by the holders of Common Stock), which may reduce the Fund's NAV and the total return to common stockholders.

If the Fund issues preferred stock and/or notes or other debt securities, the Fund may be subject to certain restrictions on investments imposed by the guidelines of one or more NRSROs, which may issue ratings for the preferred stock and/or notes or other debt securities issued by the Fund, or may be subject to loan covenants or other restrictions imposed by its lenders. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. These covenants and restrictions may negatively affect the Fund's ability to achieve its investment objective.

Derivatives Risk

The Fund is permitted to invest up to 20% of its investable assets in derivatives but expects to maintain derivatives exposure of below 20% under normal market conditions. The Fund's investments in derivatives may be for hedging, investment, leverage purposes, or to manage interest rates or the duration of the Fund's portfolio. Derivative transactions (such as swaps, options and futures contracts and options thereon) may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements.

Swap Agreements. The Fund intends to enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Subadviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered by the Fund to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may seek to reduce this risk to some extent by entering into a transaction only if the counterparty meets the Subadviser's current credit standards for over-the-counter ("OTC") option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its payment obligations to the counterparty. Generally, the Fund will deposit in a segregated account liquid assets permitted to be so segregated by the SEC in an amount equal to or greater than the market value of the Fund's liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies may limit the Fund's ability to use swap agreements. The swap market currently is largely unregulated. It is possible that developments in the swap market, including potential significant government regulation as a result of the Dodd-Frank Act or otherwise, could adversely affect the Fund's ability to enter into or terminate swap agreements or to realize amounts to be received under these agreements. Swap transactions may involve substantial leverage.

The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. Credit default swaps are often structured with significant leverage and may be considered speculative. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.

Credit-Linked Securities. Among the income producing securities in which the Fund may invest are credit-linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon) value of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk and leverage risk. There may be no established trading market for these securities and they may constitute illiquid investments.

General Risks Associated with Derivatives. The Fund uses derivatives including, in particular, swaps and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, derivatives may be used as a form of leverage or for speculative purposes to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to risks, including but not limited to:

•  Credit Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. Certain participants in the derivatives market, including larger financial institutions, have recently experienced significant financial hardship and deteriorating credit conditions. If the Fund's counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased.

•  Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•  Leverage Risk—the risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•  Illiquid Securities Risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth. This risk is heightened to the extent the Fund engages in OTC derivative transactions.

•  Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

•  Index Risk—if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

It is possible that government regulation of various types of derivative instruments, including swaps, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively affect the Fund's performance. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Act (which was passed into law in July 2010), would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many derivatives transactions to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon the effectiveness of these rules, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

Foreign Securities and Emerging Markets Risk

A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

Foreign Currency Risk

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions intended to protect the Fund from decline in the value of foreign (non-U.S.)

currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund's investments in foreign currency denominated securities may reduce the returns of the Fund. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks. See "—Derivatives Risk."

Loan Participations and Assignments Risk

The Fund may invest in fixed, variable and floating rate loans arranged through private negotiations between an issuer and one or more financial institutions. The Fund's investments in loans in most instances will be in the form of participations in loans or assignments of all or a portion of loans from third parties. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender's insolvency, the lender's servicing of the participation may be delayed and the assignability of the participation impaired. The Fund will acquire loan participations only if the lender interpositioned between the Fund and the borrower is determined by PIM to be creditworthy.

The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign such instruments to a third party. Because such instruments sometimes may not have a liquid market, from time to time such instruments may only be sold to a limited number of institutional investors. A lack of a liquid secondary market may have an adverse effect on the value of such instruments and the Fund's ability to dispose of particular loans and loan participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. A lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these instruments for purposes of valuing the Fund's portfolio and calculating its NAV.

Repurchase Agreements Risk

Subject to its investment objective and policies, the Fund may invest in repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. The Fund will use repurchase agreements primarily for cash management purposes. While repurchase agreements involve certain risks not associated with direct investments in fixed income instruments, the Fund follows procedures that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by PIM. In addition, as described below, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

The Fund may participate in a joint repurchase agreement account with other investment companies managed by the Manager pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Reverse Repurchase Agreements Risk

The Fund's use of reverse repurchase agreements involves many of the same risks involved in the Fund's use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is also the risk that the market value of the securities acquired with the proceeds of the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. Further, there is a risk that the buyer of the securities sold by the Fund may not deliver them at the time that the Fund seeks to repurchase. In addition, if the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected.

Lower Rated Securities Risk

Lower rated high yield securities generally present the same type of risks as investments in higher rated high yield securities but entail a higher risk of default. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. Such securities present substantial credit risk and default is a real possibility. Such securities may be illiquid and the prices at which such securities may be sold may represent a substantial discount to what PIM believes to be the ultimate value of such securities.

Preferred Securities Risk

The Fund may invest in preferred securities. In addition to many of the risks associated with both fixed income securities and common stock or other equity securities, preferred securities are also subject to deferral risk. Deferral risk refers to provisions typically contained in preferred securities that allow an issuer, at its discretion, to defer distributions for an extended period. Preferred securities may also contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions.

Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return.

Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities.

Smaller Capitalization Company Risk

Investing in medium and small capitalization companies may involve special risks because those companies may have narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their securities, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers therefore may be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers also may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, and they may have substantial borrowings or may otherwise have a weak financial condition, making them more susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about medium and small capitalization companies, which may make valuing the securities of such issuers more difficult than the securities issued by larger capitalization companies.

Income Risk

The income the holders of Common Stock receive from the Fund is based primarily on the dividends and interest the Fund earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund's holdings could drop as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase. This will be magnified when the Fund is utilizing leverage.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio and Common Stock.

Illiquid Securities Risk

The Fund may invest without limit in illiquid securities, although the Fund does not expect to invest significantly in illiquid securities. The Fund generally considers "illiquid securities" to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely-traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund's NAV and ability to make dividend distributions.

Risks Associated with Fund Distribution Policy

The Fund intends to make regular distributions. Currently, in order to maintain a relatively stable level of distributions, the Fund may pay out less than all of its net investment income, pay out undistributed income from prior months, return capital in addition to current period net investment income or borrow money to fund distributions. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than others. The Fund will make a distribution only if authorized by the Fund's Board of Directors and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital, which would reduce the Fund's NAV and, over time, potentially increase the Fund's expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to stockholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The Fund's distribution policy may be changed at any time by the Board of Directors.

If the Fund elects to issue preferred stock and/or notes or other debt securities, its ability to make distributions to its holders of Common Stock may be limited by the asset coverage requirements and other limitations imposed by the 1940 Act, the Fund's lenders and NRSROs.

Inadequate Return

No assurance can be given that the returns on the Fund's investments will be commensurate with the risk of investment in the Fund nor can the Fund assure you that PIM will be able to find enough appropriate investments that meet the Fund's investment criteria. Fund investments may be highly speculative and, therefore, an investment in Fund securities may not be suitable for someone with a low risk tolerance. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Conflict of Interest Risk

Like other investment advisers, PI and PIM are subject to various conflicts of interest in the ordinary course of their business. PIM's side-by-side management of multiple accounts can create conflicts of interest, as PIM and its investment professionals may have an incentive to favor one account over another. For example, PIM could be considered to have an incentive to favor accounts for which they receive performance fees, accounts of affiliates, large accounts which typically generate more revenue over smaller accounts and accounts with higher fees.

PIM may buy or sell for one client account securities of the same kind or class that are purchased or sold for another at prices that may be different and may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. PIM manages certain commingled vehicles that are options under the 401(k) and deferred compensation plans offered by Prudential Financial. As a result, investment professionals may have direct or indirect interests in these vehicles. PIM provides non-discretionary investment advice and non-discretionary model portfolios to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after similar trades in discretionary accounts. The non-discretionary clients may be disadvantaged if PIM delivers the model investment portfolio or investment advice to them after they initiate trading for the discretionary clients, or vice versa.

PI and PIM are affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers and other investment advisers. Some of their employees are officers of some of these affiliates. PIM may be restricted by law, regulation or contract as to how much, if any, of a particular security they may purchase or sell on behalf of a client, and as to the timing of such purchase or sale, even when such purchase or sale might otherwise be beneficial to the client.

Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA's general account, including PIM's trades on behalf of the account, may affect market prices. Although Prudential Fixed Income doesn't expect that PICA's general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients. Prudential Financial, PICA's general account, Prudential Fixed Income's proprietary accounts and accounts of other affiliates of it (collectively, "affiliated accounts") hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. These investments can result in conflicts between the interests of the affiliated accounts and the interests of the Fund. PI, PIM and their affiliates may also have financial interests or relationships with issuers whose securities they invest in for client accounts. These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms.

For a more detailed discussion of these and other potential conflicts of interest, please see "Management and Advisory Arrangements—Portfolio Managers" below.

Anti-Takeover Provisions

The Fund's charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board of Directors, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

The Fund's charter classifies the Fund's Board of Directors into three classes, serving staggered three-year terms, and authorizes the Board of Directors to cause the Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock into one or more series of stock, including preferred stock, may set the terms of each class or series and may authorize the Fund to issue the newly-classified or reclassified shares.

The Fund's charter provides that, subject to the rights of holders of any class or series of preferred stock, a director of the Fund may be removed only for "cause," and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. These provisions, when coupled with the exclusive power of the Fund's Board of Directors to fill vacancies on the board, generally preclude the Fund's stockholders from (i) removing incumbent directors except for cause and with a substantial affirmative vote and (ii) filling the vacancies created by such removal with their own nominees, unless enough vacancies exist such that a stockholder vote is required under the 1940 Act. Under the 1940 Act, (a) the Fund's Board of Directors may only fill a vacancy if immediately after filling the vacancy, at least two-thirds of the Directors have been elected by stockholders, and (b) if at any time less than a majority of the Board of Directors was elected by stockholders, a meeting of stockholders must be held as promptly as possible (but in any event within 60 days) in order to elect Directors to fill any existing vacancies on the Board of Directors, unless the SEC extends such period by order.

Under Maryland law and the Fund's charter, the dissolution of the Fund, amendments to its charter, a merger or consolidation of the Fund, a sale of all or substantially all of the Fund's assets and a statutory share exchange generally must be approved by the affirmative vote of a majority of the votes entitled to be cast on the matter. However, the Fund's charter provides that certain matters, including certain transactions that would result in a change of control of the Fund, must be approved by stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter, unless the matter has been approved by at least two-thirds of the Fund's continuing directors. In addition, the Board of Directors may, without any action by the Fund's stockholders, amend the Fund's charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets. The wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund's investments and the market value and NAV of the Common Stock. High yield securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities than other higher rated securities.

Portfolio Turnover Risk

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates result in corresponding increases in trading costs and generate short-term capital gains taxable as ordinary income.

Tax Risk

The Fund intends to qualify to elect and maintain its election to be treated each year as a "regulated investment company" under Subchapter M of the Code. If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its income, including net capital gain, distributed to stockholders, provided that, for each taxable year, the Fund distributes to its stockholders an amount equal to or exceeding 90% of the sum of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and its net tax-exempt income. The Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain each year.

In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must continuously maintain its registration with the SEC, meet certain asset diversification tests, and at least 90% of the Fund's gross income for such taxable year must consist of certain types of qualifying income. In certain circumstances, it may be difficult for the Fund to meet the diversification requirements. Further, if Congress, the U.S. Treasury Department or the Internal Revenue Service (the "IRS") were to take any action that altered the Fund's current understanding of the income and diversification tests, certain types of income representing a significant portion of the Fund's gross income may not constitute qualifying income, or the Fund's assets may not be sufficiently diversified. In that case, the Fund could be forced to change the manner in which it pursues its investment strategy or could cease to qualify for the special U.S. federal income tax treatment accorded regulated investment companies. For instance, under current law, foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund's foreign currency gains as non-qualifying income, thereby jeopardizing the Fund's status as a regulated investment company for all years to which the regulations are applicable and perhaps requiring or causing the Fund to change its investment policies.

If the Fund were to fail to meet the income or diversification test, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of diversification failures, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, the Fund would fail to qualify as a regulated investment company for such year. In such case, the Fund's taxable income (including its net capital gain) would be subject to tax at the corporate level (currently at a maximum 35% U.S. federal corporate income tax rate) even if such income had been distributed to stockholders and, when such income is distributed, to a further tax at the stockholder level to the extent of the Fund's current or accumulated earnings and profits. See "Tax Matters."

Securities Lending Risk

The Fund may lend its portfolio securities. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater with respect to foreign securities. However, loans will be made only to borrowers deemed by PIM to be creditworthy and when, in the judgment of PIM, the income that can be earned from such securities loans justifies the attendant risk. PIM will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, in making decisions with respect to the lending of securities, subject to review by the Board Directors. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Yankee Dollar Obligations, Eurobonds and Global Bonds Risk

Yankee dollar obligations, eurobonds and global bonds are subject to the same risks as other debt issues, such as credit risk, market risk, currency risk and illiquid securities risk. To a limited extent, they may also be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of the currency in which the securities are denominated, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. See "—Foreign Securities and Emerging Markets Risk."

Sovereign Debt Risk

Investing in sovereign debt involves the risk that the governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. The Fund may have limited recourse to compel payment in the event of a default.

Since 2010, the risks of investing in certain foreign sovereign debt have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund's investments, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund. Moreover, as the European debt crisis has progressed, the possibility of one or more eurozone countries exiting the European Economic and Monetary Union (the "EMU"), or even the collapse of the euro as a common currency, has arisen. The effects of the collapse of the euro, of the exit of one or more countries from the EMU, or of the rating agency downgrade of sovereign debt, on the United States and the global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund.

Temporary Defensive Strategies Risk

The Fund may depart from its principal investment strategy in response to adverse economic, market or political conditions. The Fund may take a temporary defensive position and invest all or a portion of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities, high-quality obligations of domestic or foreign banks and corporations, highly rated short-term securities, cash or cash equivalents, and repurchase agreements with respect to any of the foregoing investments or any other fixed income securities deemed by the Subadviser to be consistent with a defensive posture. The yield on such investments may be lower than the yield on lower rated fixed income securities. In addition, the Fund, as a defensive measure, also may depart from its principal investment strategy in response to unusual market or other conditions. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. Further, to the extent that the Fund invests defensively, it likely will not achieve its investment objective.

*****

The above discussion of the various risks associated with the Fund and its investments is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this prospectus at this time.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of Common Stock. Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of Common Stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. In each case, a majority of the Fund's outstanding shares of Common Stock and/or preferred stock, as applicable, for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of Common Stock and/or preferred stock, as applicable, represented at a meeting at which more than 50% of such shares are represented or (ii) more than 50% of the outstanding shares of Common Stock and/or preferred stock, as applicable. The Fund may not:

1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, Commission release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

6. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Make loans, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of credit instruments, including without limitation, bonds, debentures, repurchase agreements, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective and strategies.

For purposes of Investment Restriction 5, a technical provision of the Securities Act deems certain persons to be "underwriters" if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, the policy set forth in Investment Restriction 5 will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus.

For purposes of Investment Restriction 7, the Fund may currently lend up to 33 1/3% of the value of its total assets.

Non-Fundamental Investment Restrictions

Although not fundamental, the Fund has the following additional investment restrictions which may be changed by the Board of Directors without stockholder approval.

The Fund may not:

1. Invest in securities of other investment companies, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

Compliance with any policy, investment restriction or limitation of the Fund that is expressed as a percentage of assets is determined at the time of investment. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund's assets. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

DIRECTORS AND OFFICERS

The Fund's Board of Directors is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and applicable Maryland law. Information about the Fund's Board of Directors and Officers is set forth below. Directors who are not deemed to be "interested persons" of the Fund, as defined in the 1940 Act, are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors."

Upon completion of the initial public offering, the Board of Directors of the Fund will be divided into three classes: Class I, Class II and Class III. The initial Class I directors will serve for a term expiring at the next succeeding annual meeting of stockholders and when their successors are duly elected and qualify, the initial Class II directors will serve for a term expiring at the second succeeding annual meeting of stockholders and when their successors are duly elected and qualify and the initial Class III directors will serve for a term expiring at the third succeeding annual meeting of stockholders and when their successors are duly elected and qualify. At each subsequent annual meeting of stockholders, the directors elected to succeed those whose terms are expiring will be identified as being of the same class as the directors whom they succeed and will be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election and in each case, when their respective successors are duly elected and qualify. Any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the annual meeting of stockholders, to hold office until the meeting of the Board following the next annual meeting of stockholders and until their successors are duly elected and qualify.

Biographical Information of the Board of Directors. Certain biographical and other information relating to the Directors of the Fund is set out below.

Independent Directors(1)(2)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Director Portfolios Overseen: 60	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Linda W. Bynoe (59) Director Portfolios Overseen: 60	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (66)*** Director Portfolios Overseen: 60	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Douglas H. McCorkindale (72)*** Director Portfolios Overseen: 60	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (69) Director Portfolios Overseen: 60	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

Richard A. Redeker (68)*** Director & Chair Portfolios Overseen: 60	Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Robin B. Smith (72) Director Portfolios Overseen: 60	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (68) Director Portfolios Overseen: 60	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Interested Directors(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (38) Director & Vice President Portfolios Overseen: 60	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)  Each Director joined the Fund's Board in 2011.

(2)  The initial Class I directors will be Messrs. Redeker, McCorkindale and Munn. The initial Class II directors will be Messrs. Bannon and Stoneburn and Ms. Smith. The initial Class III directors will be Messrs. Hyland, Bannon and Benjamin.

***  Until the completion or expiration of the underwriters' over-allotment, Messrs. Hyland, McCorkindale and Redeker will be deemed to be Interested Directors of the Fund with respect to the approvals relating to the underwriters.

Biographical Information of the Officers of the Fund. Certain biographical and other information relating to the officers of the Fund is set out below.

Fund Officers(a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Stuart S. Parker (49) President	President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).

Kathryn L. Quirk (59) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (49) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Valerie M. Simpson (53) Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.

Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)  Excludes Mr. Benjamin, Interested Director who serves as Vice President.

(1)  Each individual became a Fund officer in 2011.

Explanatory Notes to Tables:

•  Directors are deemed to be "Interested," as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•  Unless otherwise noted, the address of all Directors and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•  There is no limit on the number of terms of office that Directors or Officers may serve. The Board of Directors has adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

•  "Other Directorships Held" includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (that is, "public companies") or other investment companies registered under the 1940 Act.

•  "Portfolios Overseen" includes all investment companies managed by Prudential Investments LLC as of December 31, 2012. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.

Compensation of Directors and Officers. Pursuant to a Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors.

Each Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Independent Directors who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose Board the Directors may be asked to serve.

Independent Directors may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, a Fund accrues deferred Directors' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any Prudential Investments mutual fund chosen by the Directors. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. A Fund's obligation to make payments of deferred Director' fees, together with interest thereon, is a general obligation of the Fund. The Fund does not have a retirement or pension plan for its Directors.

The following table sets forth the estimated compensation to be paid by the Fund to the Independent Directors for service on the Fund Board projected through the end of the Fund's first full fiscal year, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Interested Directors do not receive compensation from PI-managed funds and therefore are not shown in the following table.

Compensation Received by Independent Directors

Name and Position	Estimated Aggregate Fiscal Year Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar*
Kevin J. Bannon	$5,000	None	None	$190,000 (31/60)
Linda W. Bynoe**	5,000	None	None	187,000 (31/60)
Michael S. Hyland#	5,000	None	None	193,000 (31/60)
Douglas H. McCorkindale**#	5,000	None	None	188,000 (31/60)
Stephen P. Munn	5,000	None	None	194,000 (31/60)
Richard A. Redeker#	5,000	None	None	212,000 (31/60)
Robin B. Smith**	5,000	None	None	188,000 (31/60)
Stephen G. Stoneburn**	5,000	None	None	189,000 (31/60)

Explanatory Notes to Director Compensation Table

*  Number of funds and portfolios represent those in existence as of December 31, 2011, and excludes funds that have merged or liquidated during the year.

**  Under the Fund's deferred fee agreement, certain Directors have elected to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2011, including investment results during the year on cumulative deferred fees, amounted to $52,931, $(242,584), $(255,382) and $75,798 for Ms. Bynoe, Mr. McCorkindale, Ms. Smith, and Mr. Stoneburn, respectively.

#  Until the completion or expiration of the underwriters' over-allotment, Messrs. Hyland, McCorkindale and Redeker will be deemed to be Interested Directors of the Fund with respect to the approvals relating to the underwriters.

Board Committees. The Board has established three standing committees in connection with governance of the Fund—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee: The Audit Committee consists of Stephen P. Munn (Chair), Kevin J. Bannon, Robin Smith and Richard Redeker (ex-officio). The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).

Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Robin Smith (Chair), Linda Bynoe, Stephen Munn, and Richard Redeker (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act. The Nominating and Governance Committee Charter is available on the Fund's website.

Leadership Structure and Qualifications of Board of Directors. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the business and affairs of the Fund on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of 9 members, 4 of whom are Interested Directors until the completion or expiration of the underwriters' over-allotment. Upon the completion or expiration of the underwriters' over-allotment, the Board will be composed of 9 members, 8 of whom will be Independent Directors. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established three standing committees—Audit, Nominating and Governance, and Investment—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Directors have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by an Independent Director. As Chair, this Independent Director leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board of Directors. The Directors have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager, the Subadviser and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Directors. In addition, the Board has taken into account the actual service and commitment of the Directors during their tenure in concluding that each should continue to serve. A Director's ability to perform his or her duties effectively may have been attained through a Director's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Director of the Fund, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that led the Board to conclude that he or she should serve as a Director.

Ms. Smith and Messrs. McCorkindale, Redeker, and Stoneburn have each served as a Director of mutual funds in the Fund Complex for more than 14 years, including as members and/or Chairs of various Board committees. In addition, Ms. Smith and Mr. McCorkindale each has more than 35 years and Mr. Stoneburn has more than 30 years of experience as senior executive officers of operating companies and/or as directors of public companies. Mr. Redeker has 43 years of experience as a senior executive in the mutual fund industry. Ms. Bynoe has been a Director of the Fund since 2011 and other funds in the Fund Complex since 2005, having served on the boards of other mutual fund complexes since 1993. She has worked in the financial services industry over 11 years, has approximately 20 years experience as a management consultant and serves as a Director of financial services and other complex global corporations. Mr. Munn joined the Board of the Fund in 2011 and other funds in the Fund Complex in 2008. He previously served as a Director of funds managed by PI or its affiliates from 1991 until 2003. In addition, he is the lead director and was the Chairman of an operating business for 14 years. Messrs. Bannon and Hyland joined the Board of the Fund in 2011 and other funds in the Fund Complex in 2008. Each has held senior executive positions in the financial services industry, including serving as senior executives of asset management firms, for over 17 years. Mr. Benjamin, an Interested Director of the Fund since 2011 and other funds in the Fund Complex since 2010, has served as a Vice President of the Fund since 2011 and other funds in the Fund Complex since 2009 and has held senior positions in PI since 2003.

Specific details about each Director's professional experience appear in the professional biography tables, above.

Risk Oversight. Investing in general and the operation of a registered closed-end fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the business and affairs of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, sub-advisers, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Manager and other service providers to the Fund. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for Directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Directors, and by executive search firms which the Committee may engage from time to time and will also consider stockholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Commission rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for election as directors based on whether the nominee is recommended by a stockholder.

A stockholder who wishes to recommend an individual for nomination should submit his or her recommendation in writing to the Chair of the Board (Mr. Redeker) or the Chair of the Nominating and Governance Committee (Ms. Smith), in either case in care of the Fund, at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an "interested person" as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Stockholders should note that a person who owns securities issued by Prudential (the parent company of the Manager) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an "interested person." Before the Nominating and Governance Committee decides to nominate an individual for election to the Board, Committee members and other Directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under Commission and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Share Ownership. Information relating to each Director's share ownership in the Fund and in all other registered funds in the PI-advised funds that are overseen by the respective Directors as of the most recently completed calendar year is set forth in the chart below.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Director Share Ownership: Independent Directors
Kevin J. Bannon	None	Over $100,000
Linda W. Bynoe	None	Over $100,000
Michael S. Hyland*	None	Over $100,000
Douglas H. McCorkindale*	None	Over $100,000
Stephen P. Munn	None	Over $100,000
Richard A. Redeker*	None	Over $100,000
Robin B. Smith	None	Over $100,000
Stephen G. Stoneburn	None	Over $100,000
Director Share Ownership: Interested Directors
Scott E. Benjamin	None	Over $100,000

*  Until the completion or expiration of the underwriters' over-allotment, Messrs. Hyland, McCorkindale and Redeker will be deemed to be Interested Directors of the Fund with respect to the approvals relating to the underwriters.

None of Ms. Bynoe, Mr. Bannon, Mr. Munn, Ms. Smith or Mr. Stoneburn, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Stockholder Communications with Directors. Stockholders can communicate directly with Directors by writing to the Chair of the Board, c/o the Fund, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. Stockholders can communicate directly with an individual Director by writing to that Director, c/o the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

MANAGEMENT AND ADVISORY ARRANGEMENTS

Manager

The Manager of the Fund is Prudential Investments LLC ("PI" or the "Manager"), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077. PI is a wholly-owned subsidiary of PIFM Holdco LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential"). PI and its predecessors have served as a manager or administrator to investment companies since 1987. PI currently serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Investments registered investment companies. As of December 31, 2011, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately 160.5 billion.

Pursuant to a Management Agreement with the Fund (the "Management Agreement"), PI, subject to the supervision of the Fund's Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI will review the performance of the Subadviser and make recommendations to the Board with respect to the retention of Subadvisers and the renewal of contracts. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodian and transfer agent. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses, among others: (i) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of the Manager or the Subadviser; (ii) all expenses incurred by PI in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and (iii) the fees, costs and expenses payable to the Subadviser pursuant to the subadvisory agreement between PI and PIM. Under the terms of the Management Agreement, the Fund is responsible for the payment of the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager; the fees and expenses of Directors who are not affiliated persons of the Manager or the Subadviser; the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares; the charges and expenses of the Fund's legal counsel and independent auditors; brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions; all taxes and corporate fees payable by the Fund to governmental agencies; the fees of any trade associations of which the Fund may be a member; the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund; the cost of fidelity, directors and officers and errors and omissions insurance; the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and paying any notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes; the fees and expenses involved in listing the Common Stock on the NYSE or on any exchange where the Common Stock will trade; allocable communications expenses with respect to investor services and all expenses of stockholder' and Board meetings and of preparing, printing and mailing reports, proxy statements and notices to stockholders; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; interest payable on debt and dividends and distributions on preferred stock, as applicable, if any, incurred to finance the Fund's investments; the cost of office facilities, equipment and certain systems (including, but not limited to application licensing, development and maintenance, data licensing and reporting); the cost incurred to implement and monitor ISDA and other agreements governing the Fund's financing or borrowing facilities; expenses related to the engagement of any third-party professionals, consultants, experts or specialists hired to perform work in respect of the Fund; all other expenses incurred by the Fund in connection with administering the Fund's business; and such non-recurring or extraordinary expenses as may arise.

For its services, the Fund pays PI a monthly fee at the annual rate of 0.80% of the average daily value of the Fund's investable assets. "Investable assets" means the total assets of the Fund (including any assets attributable to money borrowed, including as a result of any shares of preferred stock or notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed, including the liquidation preference of any outstanding preferred stock, and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding shares of common stock and preferred stock issued by the Fund. For purposes of this calculation, average daily value of the Fund's investable assets is determined at the end of each month on the basis of the average value of the Fund's investable assets of the Fund for each day during the month.

The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Fund by the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually by the Board of Directors in accordance with the requirements of the 1940 Act.

The basis for the Board of Directors' initial approval of the Fund's management and subadvisory agreements will be provided in the Fund's initial report to the holders of Common Stock. The basis for subsequent continuations of the Fund's investment advisory and subadvisory agreements will be provided in annual or semi-annual reports to the holders of Common Stock for the periods during which such continuations occur.

Subadviser

Prudential Investment Management, Inc. ("PIM" or the "Subadviser") has served as an investment adviser to Prudential since 1984. PIM is a wholly-owned subsidiary of Prudential and is an affiliate of PI. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services. As of December 31, 2011, PIM managed approximately $619 billion in assets.

Prudential Fixed Income is the principal public fixed income asset management unit of PIM and is the unit of PIM that provides investment advisory services to the Fund. Prudential Fixed Income is organized into groups specializing in different sectors of the fixed income market: U.S. and non-U.S. government bonds, mortgages and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.

PI has entered into a subadvisory agreement with PIM relating to the Fund (the "Subadvisory Agreement"). The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the Subadviser, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with the Fund's investment objective, investment program and policies. The Subadviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI, or PIM upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of not more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

For its services, PI pays PIM a monthly fee at the annual rate of 0.40% of the average daily value of the portion of the Fund's investable assets managed by PIM up to $300 million and 0.35% of the average daily value of the portion of the Fund's investable assets managed by PIM over $300 million. For purposes of this calculation, average daily value of the Fund's investable assets is determined at the end of each month on the basis of the average value of the Fund's investable assets of the Fund for each day during the month.

Portfolio Managers

The following individuals have primary responsibility for the day to day implementation of the Fund's investment strategy.

Paul Appleby, CFA, is Managing Director and Head of Prudential Fixed Income's Leveraged Finance Team, which includes the US and European High Yield Bond and Bank Loan sector teams and the Bank Loan Sector Team. Previously, he was Director of Credit Research and Chief Equity Strategist for Prudential Financial's proprietary portfolios. Mr. Appleby also was a high yield bond credit analyst and worked in Prudential Financial's private placement group. Before joining Prudential Financial in 1987, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is Senior Investment Officer and Credit Strategist for Prudential Fixed Income. He is also a Portfolio Manager for Core Plus Fixed Income strategies. Mr. Collins formulates credit strategy for these multi-sector portfolios and works with the corporate and high yield teams on portfolio strategy and construction. Previously, Mr. Collins was High Yield Portfolio Manager and Investment Strategist. Mr. Collins was also a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of

Daniel Thorogood is Vice President for Prudential Fixed Income's High Yield Team, responsible for portfolio strategy. Prior to joining the High Yield Team, Mr. Thorogood was a member of Prudential Fixed Income's Quantitative Research and Risk Management Group. Mr. Thorogood was the head of a team of portfolio analysts who support the firm's credit-related strategies, including investment grade corporate, high yield corporate, and emerging market debt sectors. The team was primarily responsible for performing detailed portfolio analysis relative to benchmarks, monitoring portfolio risk exposures, and analyzing performance through proprietary return attribution models. Prior to joining the Quantitative Research and Risk Management Group in 1996, Mr. Thorogood was Associate Manager in Prudential Fixed Income's Trade Support and Operations Unit. He received a BS in Finance from Florida State University and an MBA in Finance from Rutgers University.

Terence Wheat, CFA, is Principal, global high yield portfolio manager and emerging markets corporate portfolio manager at Prudential Fixed Income. Previously, he was a high yield portfolio manager for Prudential Fixed Income's High Yield Team for six years. Mr. Wheat also spent 12 years as a credit analyst in Prudential Fixed Income's Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential's Financial Management Group. Mr. Wheat joined Prudential Financial in 1988. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Stephen Haeckel is Principal and high yield portfolio manager for Prudential Fixed Income's High Yield Team. Before assuming this role in 1999, Mr. Haeckel was a credit analyst. He has also worked in Prudential Financial's Corporate Finance and Financial Restructuring groups, managing Prudential Financial's private investments. Mr. Haeckel served on the Board of Directors of three private companies in conjunction with the Financial Restructuring Group. Prior to joining Prudential Financial in 1990, he was an Investment Officer at MONY Capital Management. Mr. Haeckel received a BS in Psychology from Dartmouth College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

Robert Spano, CFA, CPA, is Principal and high yield portfolio manager for Prudential Fixed Income's High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in Prudential Fixed Income's Credit Research Group , covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of Prudential Financial's private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Ryan Kelly, CFA, is Principal and high yield portfolio manager for Prudential Fixed Income's High Yield Team. Prior to assuming his current position in 2012, Mr. Kelly was a high yield credit analyst for nearly 10 years in Prudential Fixed Income's Credit Research Group, covering the automotive, energy, and finance sectors. Previously, Mr. Kelly was a senior high yield bond analyst at Muzinich & Company. Earlier, he was a senior associate at PNC Capital Markets/PNC Bank where he worked in the high yield bond, mergers and acquisition (M&A) and loan syndication groups. Mr Kelly began his career as an investment banker at Chase Manhattan Bank, working on project finance transactions and M&A advisory mandates for the electric power sector. He earned a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

Other Accounts Managed by the Portfolio Managers. The following tables set forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of December 31, 2011.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface.

As the Fund is newly offered, none of the portfolio managers own any Common Stock of the Fund. However, the portfolio managers may purchase Common Stock of the Fund in this offering and/or thereafter.

Portfolio Managers	Registered Investment Companies/ Total Assets	Other Pooled Investment Vehicles	Other Accounts/ Total Assets
Paul Appleby, CFA	13/$5,576,641,965	30/$2,756,974,439 4/$26,351,359	30/$5,532,149,458
Michael J. Collins, CFA	9/$10,704,719,371	5/$2,095,952,145	8/$1,880,036,297
Stephen Haeckle	13/$5,576,641,965	29/$2,756,974,439 4/$26,351,359	30/$5,532,149,458
Robert Spano, CFA, CPA	13/$5,576,641,965	29/$2,756,974,439 4/$26,351,359	30/$5,532,149,458
Terence Wheat, CFA	13/$5,576,641,965	27/$2,732,190,098 4/$26,351,359	30/$5,532,149,458
Daniel Thorogood	None	None	None
Ryan Kelly, CFA	13/$5,576,641,965	29/$2,756,974,439 4/$26,351,359	30/$5,532,149,458

Portfolio Managers Compensation and Conflicts of Interest. Set forth below, for each portfolio manager, is an explanation of the structure of, and methods used to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Fund's investments and investments in other accounts.

Compensation. Our investment professionals, including both portfolio managers and research analysts, are compensated through a combination of base salary and performance-based incentive compensation. The incentive compensation consists of an annual cash bonus and a long-term equity grant.

•  Base Salary. The base salary component is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual.

•  Incentive Compensation.

•  General. An investment professional's incentive compensation, including both the annual cash bonus and the long-term equity grant, is primarily based on such person's contribution to our goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters. In addition, an investment professional's qualitative contributions to the organization are considered in determining incentive compensation. Investment professionals are all covered by the same general compensation structure although they manage multiple accounts. Incentive compensation is not based on the performance of, or value of assets in, any single account or group of client accounts.

•  Cash Bonus. An investment professional's annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of our revenue and operating income and is refined by business metrics, such as:

•  business development initiatives, measured primarily by growth in operating income;

•  the number of investment professionals receiving a bonus;

•  investment performance of portfolios relative to appropriate peer groups or market benchmarks; and

•  market based data indicating compensation trends and levels of overall compensation in the asset management industry.

•  Long-Term Equity Grant. Depending on the level of the individual, the annual long-term equity grant consists of either restricted stock of Prudential Financial or a combination of stock options and restricted stock of Prudential Financial. The long-term equity grants are subject to vesting requirements.

Conflicts of Interest—In General

Like other investment advisers, Prudential Fixed Income is subject to various conflicts of interest in the ordinary course of its business. Prudential Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts formalized annual conflict of interest reviews. When actual or potential conflicts of interest are identified, Prudential Fixed Income seeks to address such conflicts through one or more of the following methods:

•  elimination of the conflict;

•  disclosure of the conflict; or

•  management of the conflict through the adoption of appropriate policies and procedures.

Prudential Fixed Income follows the policies of Prudential on business ethics, personal securities trading by investment personnel, and information barriers. Prudential Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. Prudential Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Prudential Fixed Income's side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how Prudential Fixed Income addresses these conflicts.

•  Performance Fees—Prudential Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for Prudential Fixed Income and its investment professionals to favor one account over another. Specifically, Prudential Fixed Income could be considered to have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

•  Proprietary accounts—Prudential Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. Prudential Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.

•  Large accounts—large accounts typically generate more revenue than do smaller accounts and certain of Prudential Fixed Income's strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Prudential Fixed Income.

•  Long only and long/short accounts—Prudential Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. Prudential Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts.

•  Securities of the same kind or class—Prudential Fixed Income may buy or sell for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. Prudential Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies affecting trading in the same securities or types of securities may appear as inconsistencies in Prudential Fixed Income's management of multiple accounts side-by-side.

•  Benefit plan accounts—Prudential Fixed Income manages certain commingled vehicles that are options under the 401(k) and deferred compensation plans offered by Prudential Financial. As a result, its investment professionals may have direct or indirect interests in these vehicles.

•  Non-discretionary accounts or models—Prudential Fixed Income provides non-discretionary investment advice and non-discretionary model portfolios to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after Prudential Fixed Income executes similar trades in its discretionary accounts. The non-discretionary clients may be disadvantaged if Prudential Fixed Income delivers the model investment portfolio or investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How Prudential Fixed Income Addresses These Conflicts of Interest

Prudential Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

•  The head of Prudential Fixed Income and its chief investment officer periodically review and compare performance and performance attribution for each client account within its various strategies.

•  In keeping with Prudential Fixed Income's fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time. Prudential Fixed Income's trade management oversight committee, which meets at least quarterly, is responsible for providing oversight with respect to trade aggregation and allocation.

•  Prudential Fixed Income has compliance procedures with respect to its aggregation and allocation policy that includes independent monitoring by its compliance group of the timing, allocation and aggregation of trades and the allocation of investment opportunities. In addition, its compliance group reviews a sampling of new issue allocations and related documentation each month to confirm compliance with its allocation procedures. Prudential Fixed Income's compliance group reports the results of its monitoring processes to its trade management oversight committee.

•  Prudential Fixed Income's trade management oversight committee reviews forensic reports of new issue allocation throughout the year so that new issue allocation in each of its strategies is reviewed at least once during each year. This forensic analysis includes such data as the:

•  number of new issues allocated in the strategy;

•  size of new issue allocations to each portfolio in the strategy; and

•  profitability of new issue transactions.

  The results of these analyses are reviewed and discussed at Prudential Fixed Income's trade management oversight committee meetings.

•  Prudential Fixed Income's trade management oversight committee also reviews a secondary issue allocation report.

•  The procedures above are designed to detect patterns and anomalies in Prudential Fixed Income's side-by-side management and trading so that it may assess and improve its processes.

•  Prudential Fixed Income has policies and procedures that specifically address its side-by-side management of long/short and long only portfolios. These policies address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to Prudential Fixed Income's Affiliations

As an indirect wholly-owned subsidiary of Prudential Financial, Prudential Fixed Income is part of a diversified, global financial services organization. Prudential Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers and other investment advisers. Some of its employees are officers of some of these affiliates.

•  Conflicts Arising Out of Legal Restrictions. Prudential Fixed Income may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale, even when such purchase or sale might otherwise be beneficial to the client. These restrictions may apply as a result of its relationship with Prudential Financial and its other affiliates. For example, Prudential Fixed Income's holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds unless Prudential Fixed Income monitors and restricts purchases. In addition, Prudential Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, Prudential Fixed Income's bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. Prudential Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. Prudential Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within PIM by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of Prudential Fixed Income.

•  Conflicts Related to Investment of Client Assets in Affiliated Funds. Prudential Fixed Income may invest client assets in funds that it manages or subadvises for an affiliate. Prudential Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both Prudential Fixed Income and its affiliate. Prudential Fixed Income does not receive a management fee for advising these funds. Prudential Fixed Income is only entitled to reimbursement of its costs and expenses for these services.

•  Conflicts Related to Co-investment by Affiliates. Prudential Fixed Income affiliates may provide initial funding or otherwise invest in vehicles it manages. When an affiliate provides "seed capital" or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a future point in time or when it deems that sufficient additional capital has been invested in that fund.

•  The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate's redemption than it is at times when other investors may wish to withdraw all or part of their interests.

•  In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

•  Prudential Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors.

  Prudential Fixed Income believes that these conflicts are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management of long only and long-short accounts.

•  Conflicts Arising Out of Industry Activities. Prudential Fixed Income and its affiliates have service agreements with various vendors that are also investment consultants. Under these agreements, Prudential Fixed Income or its affiliates compensate the vendors for certain services, including software, market data and technology services. Prudential Fixed Income's clients may also retain these vendors as investment consultants. The existence of these service agreements may provide an incentive for the investment consultants to favor Prudential Fixed Income when they advise their clients. Prudential Fixed Income does not, however, condition its purchase of services from consultants upon their recommending Prudential Fixed Income to their clients. Prudential Fixed Income will provide clients with information about services that it obtains from these consultants upon request.

•  PICA General Account. Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA's general account, including Prudential Fixed Income's trades on behalf of the account, may affect market prices. Although Prudential Fixed Income doesn't expect that PICA's general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to Financial Interests

•  Conflicts Related to the Offer and Sale of Securities

  Certain of Prudential Fixed Income's employees may offer and sell securities of, and units in, commingled funds that it manages. Employees may offer and sell securities in connection with their roles as registered representatives of an affiliated broker/dealer, officers of an affiliated trust company, agents of PICA or the role of an affiliate as general partner of investment partnerships. There is an incentive for Prudential Fixed Income's employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

•  Conflicts Related to Securities Holdings and Other Financial Interests.

•  Securities Holdings. Prudential Financial, PICA's general account, Prudential Fixed Income's proprietary accounts and accounts of other affiliates of it (collectively, affiliated accounts) hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. These investments can result in conflicts between the interests of the affiliated accounts and the interests of Prudential Fixed Income's clients. For example:

•  Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by Prudential Fixed Income's clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt.

•  To the extent permitted by applicable law, Prudential Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. Prudential Fixed Income's interest in having the debt repaid creates a conflict of interest. Prudential Fixed Income has adopted a refinancing policy to address this conflict.

  Prudential Fixed Income may be unable to invest client assets in the securities of certain issuers as a result of the investments described above.

•  Financial Interests. Prudential Fixed Income and its affiliates may also have financial interests or relationships with issuers whose securities it invests in for client accounts. These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms. For example, Prudential Fixed Income may invest client assets in the securities of issuers that are also its advisory clients. In addition, Prudential Fixed Income may invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

  In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that Prudential Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to Valuation and Fees

When client accounts hold illiquid or difficult to value investments, Prudential Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. Prudential Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client's best interests. When the Fund is utilizing leverage, the fees paid to

Prudential Fixed Income will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's investable assets, which includes any assets attributable to money borrowed, including as a result of any shares of preferred stock or notes or other debt securities that may be issued by the Fund. In such case, Prudential Fixed Income may have a financial incentive to increase the Fund's use of leverage, which constitutes an inherent conflict of interest.

Conflicts Related to Securities Lending Fees

When Prudential Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would yield higher securities lending rates. This conflict is mitigated by the fact that Prudential Fixed Income's advisory fees are generally based on the value of assets in a client's account. In addition, Prudential Fixed Income's securities lending function has a separate reporting line to its chief operating officer (rather than its chief investment officer).

OTHER RELATIONSHIPS

The underwriters or their respective affiliates may trade in Fund securities, securities of the Fund's portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to the Fund or any of the Fund's portfolio companies.

The Fund may purchase securities of third parties from some of the underwriters or their respective affiliates after the offering. However, the Fund has not entered into any agreement or arrangement regarding the acquisition of any such securities, and the Fund may not purchase any such securities. The Fund would only purchase any such securities if, among other things, the Fund identified securities that satisfied its investment needs and completed its due diligence review of such securities.

In addition, after the offering period for the sale of the Common Stock, the underwriters or their affiliates may develop analyses or opinions related to the Fund or its portfolio companies and buy or sell interests in one or more of the Fund's portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding the Fund to stockholders.

CONTROL PERSONS

A control person includes a person who beneficially owns more than 25% of the voting securities of a company. PI has provided the initial capitalization of the Fund and therefore is a control person of the Fund because it is the sole stockholder of the Fund as of the date of this prospectus. PI may also be considered a controlling person of the Fund under the 1940 Act to the extent it has the power to exercise a controlling influence over the management or policies of the Fund.

NET ASSET VALUE

The Fund determines its NAV on each day on which the Fund is open for business, as of the close of regular trading on the NYSE (generally, 4:00 pm Eastern Time). The Fund determines the NAV per share of Common Stock by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred stock, if any, and dividends payable) by the total number of shares of Common Stock outstanding.

The Fund's portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. These procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.

If the Fund determines that a market quotation for a security is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined, the Fund may use "fair value pricing," which is implemented by a valuation committee ("Valuation Committee") consisting of representatives of the Manager and Subadviser or by the Board. In addition, the Fund may use fair value pricing determined by the Valuation Committee or Board if the pricing source does not provide an evaluated price for a security or provides an evaluated price that, in the judgment of the Manager (or Subadviser), does not represent fair value. Securities that are primarily traded outside the United States may also be subject to a fair value pricing adjustment using a service provided by a pricing vendor, if it is determined that market quotations from those non-U.S. markets are not reliable, based on market movements after the close of the relevant non-U.S. markets.

Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the quoted or published price of the security. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day.

DISTRIBUTIONS

The Fund intends to make a level dividend distribution each month to the holders of Common Stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. If necessary, the Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

If the total distributions made in any calendar year exceed the sum of: (i) investment company taxable income and net tax-exempt income (determined in each case without regard to the deduction for dividends paid), and (ii) net capital gain (defined as net long-term capital gains in excess of net short-term capital losses, including in the form of loss carryforwards), also determined without regard to any deduction for capital gain dividends paid, such excess distributed amount may be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of a stockholder's adjusted tax basis in the Common Stock. After such adjusted tax basis is reduced to zero, the distribution would be taxable capital gain (assuming the shares are held as capital assets). In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of the Common Stockholder's investment, rather than net income or capital gains generated from his or her investment during a particular period. Although return of capital distributions may not be taxable, such distributions would reduce the basis of a stockholder's Common Stock and therefore may increase a stockholder's tax liability for capital gains upon a sale of Common Stock. See "Tax Matters." The Fund's distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital resulting in less of a stockholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The Fund's initial distribution is expected to be declared approximately 30 to 45 days after the completion of this offering and paid approximately 60 days after the completion of the offering, in each case depending on market conditions. The initial distributions may consist primarily of a return of capital if the Fund is delayed in investing the proceeds of this offering.

The Fund and PI have filed an application for an order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund and other closed-end funds managed by PI to include realized long-term capital gains as a part of its regular distributions to the holders of Common Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). There is no assurance that the SEC will grant the Fund's and PI's request for such exemptive order. If the Fund fails to receive the requested relief and the Fund is unable to include realized capital gains in regular distributions more frequently than would otherwise be permitted by the 1940 Act, it is possible that the Fund's distribution policy, as set forth above, will be adversely affected.

The level dividend distribution described above is intended to result in the payment of approximately the same amount or percentage to the holders of Common Stock each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the Common Stockholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. The holders of Common Stock should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net income or net profit. In addition, in cases in which the Fund would return capital to the holders of Common Stock, such distribution may bear on the Fund's ability to maintain its asset coverage requirements and to pay the dividends on any preferred stock that the Fund may issue.

DIVIDEND REINVESTMENT PLAN

Unless a holder of Common Stock elects to receive cash by contacting Computershare Trust Company, N.A. (the "Plan Administrator"), all dividends declared on Common Stock will be automatically reinvested by the Plan Administrator pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), in additional Common Stock. The holders of Common Stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a "Dividend") in cash paid by check mailed directly to the stockholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of Common Stock and may re-invest that cash in additional Common Stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder's Common Stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. The Common Stock will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Stock from the Fund ("Newly Issued Common Stock") or (ii) by purchase of outstanding Common Stock on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the Common Stock plus per share fees (as defined below) is equal to or greater than the NAV per share of Common Stock (such condition being referred to as "market premium"), the Plan Administrator will invest the Dividend amount in Newly Issued Common Stock on behalf of the participants. The number of Newly Issued Common Stock to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the NAV per share of Common Stock on the payment date, provided that, if the NAV per share of Common Stock is less than or equal to 95% of the closing market price per share of Common Stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Stock on the payment date. If, on the payment date for any Dividend, the NAV per share of Common Stock is greater than the closing market value per share of Common Stock plus per share fees (such condition being referred to as "market discount"), the Plan Administrator will invest the Dividend amount in shares of Common Stock acquired on behalf of the participants in Open-Market Purchases. "Per share fees" include any applicable brokerage commissions the Plan Administrator is required to pay.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Stock trades on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Common Stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of Common Stock exceeds the NAV per share of Common Stock, the average per share purchase price paid by the Plan Administrator for Common Stock may exceed the NAV per share of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the Dividend had been paid in Newly Issued Common Stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Stock at the NAV per share of Common Stock at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share of Common Stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common Stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of Common Stock such as banks, brokers or nominees that hold shares of Common Stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record stockholder's name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant's account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee.

There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Tax Matters." Participants that request a sale of Common Stock through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) 800-451-6788.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors, PI is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain what are believed to be the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and other similar services) to PI and/or PIM may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by PI and/or PIM and the expenses of PI and/or PIM will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by PI and/or PIM in servicing all of its accounts and such research might not be used by PI and/or PIM in connection with the Fund.

Under the 1940 Act, any affiliated person or promoter of or principal underwriter for the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Because transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund will not serve as the Fund's dealer in such transactions and the underwriters will not serve as the Fund's dealer in such transactions until permitted by applicable law. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which an affiliate is a member or in a private placement in which an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions; (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions; and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii).

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of PI and/or PIM or their affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of PI and/or PIM or their affiliates when one or more clients of PI and/or PIM or their affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which PI and/or PIM or their affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of PIM or their affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

CODE OF ETHICS

The Fund's Board of Directors has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and have also approved the Manager's and Subadviser's code of ethics that was adopted by it in accordance with Rule 17j-1 and Rule 204A-1 under the Investment Advisers Act of 1940. These codes of ethics establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to a code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code's requirements.

The codes of ethics may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics also may be available on the Edgar Database on the SEC's website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this prospectus.

PROXY VOTING POLICIES

The Board has delegated to the Manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Manager is authorized by the Fund to delegate, in whole or in part, its proxy voting authority to the investment subadviser(s) or third party vendors consistent with the policies set forth below. The proxy voting process will remain subject to the supervision of the Board, including any committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process. The Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to the Subadviser the responsibility for voting proxies. The Subadviser is expected to adopt written policies that are reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager and the Board expect that the Subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ending June 30 is available without charge on the Fund's website and on the SEC's website at www.sec.gov.

A summary of the proxy voting policies of the Subadviser is attached as Appendix B.

DESCRIPTION OF SECURITIES

The following description of the terms of the Fund's Common Stock is only a summary. For a complete description, please refer to the Maryland General Corporation Law, and the Fund's charter and Bylaws. The charter and Bylaws are exhibits to the Registration Statement, of which this prospectus forms a part.

Outstanding Securities. The following table sets forth information with respect to the outstanding securities of the Fund as of March 8, 2012.

Title of Class	Amount of Common Stock Authorized		Amount of Common Stock Held by the Fund for its Account		Amount of Common Stock Outstanding
Common Stock	1,000,000,000	Shares	0	Shares	5,240	Shares

The Fund's Board of Directors may, without any action by the Fund's stockholders, approve amendments to the Fund's charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that the Fund is authorized to issue. Additionally, the Fund's charter authorizes the Board of Directors to classify and reclassify any unissued shares of Common Stock into one or more classes or series of stock, including preferred stock, from time to time, by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption for each class or series. Although the Fund has no present intention of doing so, it could issue a class or series of stock that could delay, defer or prevent a transaction or change in control of the Fund that might otherwise be in the stockholders' best interest.

Common Stock

General. All shares of Common Stock offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All shares of Common Stock offered pursuant to this prospectus will be of the same class and will have identical rights, as described below. Holders of shares of Common Stock are entitled to receive distributions when, as and if authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions. Common Stockholder have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund's securities. Shares of Common Stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All shares of Common Stock have equal earnings, assets, distribution, liquidation and other rights.

Distributions. Distributions may be paid to holders of the Fund's Common Stock if, as and when authorized by the Fund's Board of Directors and declared by the Fund out of assets legally available therefor.

If any shares of preferred stock are outstanding, holders of the Fund's Common Stock generally will not be entitled to receive any distributions from the Fund unless (1) the Fund has paid all accumulated dividends on the preferred stock, (2) the Fund has redeemed the full number of shares of preferred stock required to be redeemed by any provision for mandatory redemption of such preferred stock, (3) immediately after such a distribution, the Fund has an asset coverage of at least 200%, (4) the assets in the Fund's portfolio meet any asset coverage requirements set forth by the Fund's lenders or any applicable NRSRO, in each case, after giving effect to such a distribution, and (5) there is no event of default existing under the terms of any of the Fund's borrowings, in each case, after giving effect to such distributions. See "Leverage."

So long as senior securities representing indebtedness of the Fund are outstanding, stockholders generally will not be entitled to receive any distributions from the Fund unless (1) there is no event of default existing under the terms of such indebtedness, (2) immediately after such a distribution, the Fund has an asset coverage of at least 300% and (3) the assets in the Fund's portfolio meet any asset coverage requirements set forth by the Fund's lenders or any applicable NRSRO, in each case, after giving effect to such a distribution. See "Leverage."

Liquidation Rights. The Fund's stockholders are entitled to share ratably in the assets legally available for distribution to the Fund's stockholder in the event of the liquidation, dissolution or winding up of the Fund, after payment of or adequate provision for all of the Fund's known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of outstanding shares of any other class or series of the Fund's stock, including any preferred stock.

Voting Rights. Each outstanding share of Common Stock generally entitles the holder to cast one vote on all matters submitted to a vote of the Fund's stockholders, including the election of Directors. The presence of stockholders entitled to cast a majority of the votes entitled to be cast at a meeting of the Fund's stockholders constitutes a quorum at the meeting, unless applicable law or the Fund's charter requires a separate vote of one or more classes of the Fund's stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter will constitute a quorum.

The Fund's charter provides that, except as may otherwise be provided in the Fund's Bylaws, Directors will be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of Directors. Consequently, at each annual meeting of the Fund's stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of Directors whose terms expire at that meeting, except that holders of a majority of any outstanding preferred stock will have the right, voting as a class, to elect two Directors at all times. Pursuant to the Fund's charter and Bylaws, the Board of Directors may amend the Bylaws from time to time to alter the vote required to elect a Director.

Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of stockholders in each fiscal year. If for any reason the Common Stock is not listed on the NYSE (or any other national securities exchange, the rules of which require annual meetings of the Fund's stockholder) or such rule otherwise ceases to apply to the Fund, the Fund may amend its Bylaws so that the Fund is not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares. The provisions of the 1940 Act generally require that the public offering price per share of Common Stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV per share of the Fund's Common Stock (calculated within 48 hours of pricing), unless the sale is made with the consent of a majority of the Fund's stockholders. Any sale of Common Stock by the Fund will be subject to the requirements of the 1940 Act.

Preferred Stock

The Fund's charter authorizes the Board of Directors to classify and reclassify any unissued shares of Common Stock into shares of other classes or series of stock, including preferred stock, without the approval of holders of Common Stock. Holders of Common Stock have no preemptive right to purchase any shares of preferred stock that the Fund may issue. The Fund may elect to issue preferred stock as part of a leveraging strategy.

Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by the Fund's charter to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption for each class or series. Thus, the Board of Directors could authorize the Fund to issue shares of preferred stock with terms that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for common stockholders or otherwise be in their best interest. Any issuance of preferred stock, however, must comply with the requirements of the 1940 Act. If the Fund elects to issue preferred stock and/or notes or other debt securities, its ability to make distributions to its common stockholders may be limited by the asset coverage requirements and other limitations imposed by the 1940 Act and the Fund's lenders.

Under the 1940 Act, holders of the preferred stock would be entitled to elect two directors of the Fund at all times and to elect a majority of the directors if at any time dividends on the preferred stock are unpaid in an amount equal to two full years' dividends. Holders of the preferred stock would continue to have the right to elect a majority of the directors until all dividends in arrears have been paid. In addition, holders of the preferred stock would also be entitled to vote separately as a class on certain matters which may at times give holders of preferred disproportionate influence over the Fund's affairs.

Certain Provisions of the Maryland General Corporation Law and the Fund's Charter and Bylaws

The Maryland General Corporation Law and the Fund's charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire the Fund by means of a tender offer, proxy contest or otherwise. These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors. Upon the completion of the Fund's initial public offering, the Board of Directors will be divided into three classes of Directors serving staggered three-year terms. The initial terms for Directors of the first, second and third classes will expire at the annual meetings of the Fund's stockholders held in 2013, 2014 and 2015, respectively and when their respective successors are duly elected and qualify. Upon expiration of their initial terms, Directors of each class will be elected to serve for terms expiring at the third succeeding annual meeting of the Fund's stockholders and when their successors are duly elected and qualify, and each year one class of Directors will be elected by the stockholders. A classified board may render a change in control of the Fund or the removal of the Fund's incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of the Fund's management and policies.

Election of Directors. The Fund's charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of Directors will be required to elect a Director. As noted above, pursuant to the Fund's charter, the Board of Directors may amend the Bylaws from time to time to alter the vote required to elect a Director.

Number of Directors; Vacancies; Removal. The Fund's charter provides that the number of Directors will be set only by the Board of Directors in accordance with the Fund's Bylaws. The Fund's Bylaws provide that a majority of the entire Board of Directors may at any time increase or decrease the number of Directors. However, unless the Fund's Bylaws are amended, the number of Directors cannot be less than the minimum number required by the Maryland General Corporation Law or more than fifteen.

The Fund's charter provides that, at such time as the Fund has at least three independent directors and its Common Stock is registered under the Exchange Act, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. For that reason, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the Directors remaining in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

The Fund's charter provides that a Director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Directors.

Action by Stockholders. Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for the Fund's charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund's Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting of stockholders.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. The Fund's Bylaws provide that, with respect to an annual meeting of stockholders, the nomination of individuals for election as Directors and the proposal of other business to be considered by the Fund's stockholders may be made only (1) pursuant to the Fund's notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who is a stockholder of record at the time the stockholder provides the notice required by the Fund's Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of such individuals as Directors or on such other business and who has complied with the advance notice requirements of, and provided the information required by, the Fund's Bylaws. With respect to special meetings of the Fund's stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as Directors at a special meeting of stockholders may be made only (i) by or at the direction of the Board of Directors or (ii) if the special meeting has been called in accordance with the Fund's Bylaws for the purpose of electing directors, by any stockholder who is a stockholder of record both at the time the stockholder provides the notice required by the Fund's Bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, the Fund's Bylaws and applicable law.

Calling of Special Meetings of Stockholders. The Fund's Bylaws provide that special meetings of the Fund's stockholders may be called by the Board of Directors and certain of the Fund's officers. The Fund's Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholder requesting the meeting, a special meeting of stockholders must be called by the secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The Fund's secretary will inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Fund's proxy materials), and the requesting stockholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

Approval of Extraordinary Corporate Action; Amendment of the Fund's Charter and Bylaws. Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

The Fund's charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, the Fund's charter provides that the following matters require the approval of stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter:

•  amendments to the provisions of the Fund's charter relating to the classification of the Board of Directors, the power of the Board of Directors to fix the number of directors and to fill vacancies on the Board and the vote required to elect or remove a Director;

•  charter amendments that would convert the Fund from a closed-end company to an open-end company or make the Fund's Common Stock a redeemable security (within the meaning of the 1940 Act);

•  the liquidation or dissolution of the Fund or charter amendments to effect the liquidation or dissolution of the Fund;

•  amendments to the provisions of the Fund's charter relating to the vote required to approve the dissolution of the Fund, charter amendments and extraordinary transactions;

•  any merger, consolidation, share exchange or sale or exchange of all or substantially all of the Fund's assets that the Maryland General Corporation Law requires be approved by the Fund's stockholders; or

•  any transaction between the Fund, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of Directors generally, or any affiliate of such a person, group or member of such a group (collectively "Transacting Persons"), on the other hand.

However, if such amendment, proposal or transaction is approved by at least two-thirds of the Fund's continuing directors (in addition to approval by the Board of Directors), the amendment, proposal or transaction may instead be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction, except that any transaction including Transacting Persons that would not otherwise require stockholder approval under the Maryland General Corporation Law would not require further stockholder approval unless another provision of the Fund's charter requires such approval. The "continuing directors" are defined in the Fund's charter as its current Directors and Directors whose nomination for election by the Fund's stockholders or whose election by the Directors to fill a vacancy on the Board is approved by a majority of the continuing directors then serving on the Board of Directors.

The Fund's charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund's Bylaws and to make new Bylaws.

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Unlike open-end funds (which are generally referred to as mutual funds) closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. As a result, if stockholders wish to sell shares of a closed-end fund they must trade them on the exchange on which such shares are listed as they would with respect to any other listed stock at the prevailing market price at that time. Stockholders of a mutual fund have the right to redeem or sell their shares back to the mutual fund on a daily basis and receive an amount equal to the NAV of the shares less any applicable redemption fee.

Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of stockholders, the Fund's Board of Directors might consider from time to time engaging in transactions such as open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Fund's Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share of Common Stock.

REPURCHASE OF COMMON STOCK

Because the Fund is a closed-end management investment company, its stockholders will not have the right to cause the Fund to redeem their Common Stock. Instead, the Fund's Common Stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time its Common Stock in the open market but is under no obligation to do so.

Notwithstanding the foregoing, at any time if the Fund has preferred stock outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Stock unless (i) all accrued preferred stock dividends have been paid and (ii) at the time of such purchase, redemption or acquisition, the Fund has an asset coverage of at least 200% after deducting the amount of such purchase, redemption or acquisition, as applicable. Similarly, if the Fund has outstanding indebtedness, the Fund generally may not purchase, redeem or acquire its capital stock unless the Fund has an asset coverage of at least 300% after deducting the amount of such purchase, redemption or acquisition, as applicable. See "Leverage." Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering stockholder.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of Common Stock or to make a tender offer for those shares. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing approved by the Fund's Board of Directors would have to comply with the NYSE listing requirements and the Exchange Act, the 1940 Act, and the rules and regulations thereunder.

There is no assurance that, if action is undertaken to repurchase or tender for shares of Common Stock, such action will result in the Common Stock trading at a price that approximates its NAV per share. Although share repurchases and tenders could have a favorable effect on the market price of the Fund's Common Stock, stockholders should be aware that the acquisition of Common Stock by the Fund will decrease the total net assets of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any preferred stock outstanding and any amount borrowed.

CONVERSION TO OPEN-END FUND

If the Fund were to convert to an open-end company, it would be required to redeem all preferred stock then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Stock would no longer be listed on the NYSE. In addition, the Fund may be required to close out any credit default swaps that it had written. In contrast to a closed-end investment company, stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV per share, less any redemption charge that is in effect at the time of redemption. In addition, if the Fund were to convert to an open-end company, it would not be able to invest more than 15% of its net assets in illiquid securities, which may necessitate a substantial repositioning of the Fund's investment portfolio, which may in turn generate substantial transaction costs, which would be borne by the Fund, and may adversely affect Fund performance and Common Stock dividends.

Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of any market discount of Common Stock, the liquidity of the Fund's portfolio, the effect of any action that might be taken on the Fund or its stockholders, and market considerations. Based on these considerations, even if the Fund's Common Stock should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.

TAX MATTERS

The discussion below provides general tax information related to an investment in the Common Stock. Because tax laws are complex and often change, stockholders should consult their tax advisors about the tax consequences of an investment in the Fund. Unless otherwise noted, the following tax discussion applies only to U.S. stockholders that hold the Common Stock as a capital asset (generally, property held for investment). A U.S. stockholder is, for U.S. federal income tax purposes, an individual who is a citizen or resident of the United States, a U.S. corporation, a trust that (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons has the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate or trust the income of which is subject to U.S. federal income tax regardless of its source.

The discussion below does not represent a detailed description of the federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, a partnership or other pass-through entity for U.S. federal income tax purposes, U.S. stockholders whose "functional currency" is not the U.S. dollar, tax-exempt organizations, a controlled foreign corporation or a passive foreign investment company, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold common shares as a position in a "straddle," "hedge" or as part of a "constructive sale" for federal income tax purposes.

The Fund intends to elect to be treated and to qualify each taxable year as a regulated investment company under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to regulated investment companies, the Fund must, among other things: (1) distribute to its stockholders in each taxable year at least 90% of the sum of its investment company taxable income (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, and (b) net income derived from interests in "Qualified Publicly Traded Partnerships" (i.e., partnerships that are traded on an established securities market or readily tradable on a secondary market that derive less than 90% of their gross income from the items described in (a) above); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is represented by the securities (other than U.S. government securities or securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gains over net short-term capital loss), if any, that it distributes in each taxable year to its stockholder. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

A regulated investment company that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year, 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year, plus any shortfalls from any prior year's required distribution (collectively, the "Minimum Required Distribution"), is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the Minimum Required Distribution. For these purposes, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. To avoid the imposition of this excise tax, the Fund intends to make distributions of its ordinary taxable income and its capital gain net income at least equal to the Minimum Required Distribution, to the extent possible, by the close of each calendar year.

Distributions to its stockholders by the Fund of ordinary income (including "market discount" realized by the Fund), and of net short-term capital gains, if any, realized by the Fund will, except as described below with respect to distributions of "qualified dividend income," be taxable to stockholders as ordinary income to the extent such distributions are paid out of the Fund's current or accumulated earnings and profits. Distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the stockholder has owned Common Stock. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a stockholder as a return of capital that is applied against and reduces the stockholder's basis in his or her shares of Common Stock. To the extent that the amount of any such distribution exceeds the stockholder's basis in his or her shares, the excess will be treated by the stockholder as gain from a sale or exchange of the Common Stock. A non-corporate stockholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual stockholders. Under current law, the maximum 15% U.S. federal income tax rate for non-corporate stockholders on qualified dividend income and long-term capital gains will not apply in taxable years beginning after December 31, 2012. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Stock. Stockholders receiving distributions in the form of additional Common Stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Stock with a fair market value equal to or greater than NAV, in which case, stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Stock. The additional Common Stock received by a stockholder pursuant to the Plan will have a new holding period commencing on the day following the day on which the Common Stock was credited to the stockholder's account and stockholders will have a tax basis in the additional Common Stock equal to the value the stockholder is treated as receiving as part of the distribution.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to stockholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by stockholders) on December 31 of the year in which declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated for certain purposes as paid by the Fund during such taxable year. In such case, stockholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company's undistributed income and gain subject to the 4% excise tax described above, such "spilled back" dividends are treated as paid by the regulated investment company when they are actually paid.

In general, the sale or other disposition of Common Stock will result in capital gain or loss to stockholders. A stockholder will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the stockholder's adjusted tax basis in the Common Stock sold. As noted above, a stockholder's adjusted tax basis may be reduced by distributions to stockholders in excess of the Fund's current and accumulated earnings and profits. A stockholder's gain or loss generally will be a long-term gain or loss if the Common Stock has been held for more than one year. Present law taxes both long-and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law net capital gains are currently taxed at a maximum rate of 15% and will be taxed at a maximum rate of 20% for taxable years beginning after December 31, 2012 (unless Congress enacts legislation providing otherwise), while short-term capital gains and other ordinary income are currently taxed at a maximum rate of 35% (increasing to 39.6% in 2013). Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a holder on the sale or exchange of Common Stock held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such common shares. In addition, no loss will be allowed on the sale or other disposition of Common Stock if the owner acquires (including pursuant to the dividend reinvestment plan) Common Stock, or enters into a contract or option to acquire securities that are substantially identical to the Common Stock within 30 days before or after such sale or other disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Generally, a stockholder's broker or financial intermediary will report to the IRS and to the stockholder the amount of sale proceeds that a shareholder receives from selling fund shares. The stockholder's basis in those shares and the character of any gain or loss that the stockholder realizes on the sale (i.e., short-term or long-term) will also be subject to such reporting.

As stated above, distributions of ordinary income and of net short-term capital gains will be taxable to a stockholder regardless of whether such distributions are paid in cash or invested in additional Common Stock of the Fund. Stockholders receiving distributions in the form of additional Common Stock of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Stock with a fair market value equal to or greater than the NAV, in which case stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Stock.

Beginning in 2013, a 3.8% Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The Fund will invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary; in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year during which the Fund holds the securities, even though the Fund receives no cash interest payments. If the Fund acquires debt instruments that are issued as part of a package of investments along with warrants and/or equity securities, the Fund might also be required to accrue original issue discount of an amount equal to the value of such warrants and/or equity securities (even if the face amount of such debt instruments does not exceed the Fund's purchase price for such package of investments). Original issue discount is included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies and to avoid the payment of U.S. federal income tax and the nondeductible 4% U.S. federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Gain derived by the Fund from the disposition of any securities with market discount (i.e., an amount generally equal to the excess of the stated redemption price (or, in the case of an original issue discount obligation, revised issue price) of the security over the basis of such security immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

The Fund's transactions in foreign currencies, forward contracts and futures contracts (including futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will endeavor to monitor its transactions and will endeavor to make the appropriate tax elections and the appropriate entries in its books and records when it acquires any foreign currency forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund's investments in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

The Fund's investment in non-U.S. instruments may be subject to non-U.S. withholding taxes. In that case, the Fund's yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses realized after October as well as certain ordinary losses incurred after October or December, as appropriate until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of stockholder distributions.

The Fund may be required to withhold from all distributions and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain stockholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

In general, distributions to a non-U.S. stockholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a non-U.S. stockholder will be required to provide an IRS Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty.

In addition, recent legislation generally imposes withholding of 30% on payments to certain foreign entities (including financial intermediaries), after December 31, 2013, of Fund dividends and, beginning in 2015, gross proceeds of Fund redemptions paid to stockholders that are non-U.S. entities unless such stockholders comply with certain reporting requirements to the IRS (for non-U.S. investment funds and financial institutions) or the Fund (other non-U.S. entities) as to identifying information (including name, address and taxpayer identification number) of their direct and indirect U.S. owners. Income which is effectively connected with the conduct of a U.S. trade or business is not, however, included in this definition. Non-U.S. stockholders should consult their tax advisers regarding the possible implications of this legislation for their investment in Common Shares.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its stockholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund's transactions. Stockholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

UNDERWRITERS

Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this prospectus, the underwriters named below, for whom        ,        and        are acting as representatives (the "Representatives"), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of shares of Common Stock indicated below.

Name	Number of Shares
Total

The underwriters are offering the shares of Common Stock subject to their acceptance of the shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the shares of Common Stock offered by this prospectus if any such shares are taken. However, the underwriters are not required to take or pay for the shares covered by the underwriters' over-allotment option described below unless such option is exercised.

The underwriters initially propose to offer part of the shares of Common Stock directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $ per share under the initial offering price. Any underwriter may allow, and such dealers may re-allow, a concession not in excess of $ per share to the other underwriters or to certain dealers. The underwriting discounts and commissions (sales load) of $0.90 per share are equal to 4.50% of the initial offering price. Shares of Common Stock purchased must be paid for by investors on or before , 2012.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of shares of Common Stock at the initial offering price per share listed on the cover page of this prospectus, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the shares of Common Stock offered by this prospectus. To the extent the option is exercised, each underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional shares of Common Stock as the number listed next to the underwriter's name in the preceding table bears to the total number of shares listed next to the names of all underwriters in the preceding table. If the underwriters' over-allotment option is exercised in full, the total public offering price would be $ , the total underwriters' discounts and commissions (sales load) would be $ , the total estimated offering expenses borne by the Fund would be $         and the total proceeds, after expenses, to the Fund would be $ .

The following table summarizes the estimated expenses (assuming the Fund issues     shares of Common Stock) and compensation that the Fund will pay:

	Per Share		Total
	Without Over-allotment	With Over-allotment	Without Over-allotment	With Over-allotment
Public offering price	$20.00	$20.00	$	$
Sales load	$0.90	$0.90	$	$
Estimated offering expenses	$0.04	$0.04	$	$
Proceeds, after expenses, to the Fund	$19.06	$19.06	$	$

The fees described below under "—Additional Compensation to Be Paid by PI" are not reimbursable to PI by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

Offering expenses paid by the Fund (other than sales load) will not exceed $0.04 per share of Common Stock sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, PI will pay the excess. The aggregate offering expenses (excluding sales load) are estimated to be

$         in total, $         of which will be borne by the Fund (or $         if the underwriters exercise their over-allotment option in full).

The underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of shares of Common Stock offered by them.

In order to meet requirements for listing the shares of Common Stock on the NYSE, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners. The minimum investment requirement is 100 shares ($2,000).

The Fund has applied to list its shares of Common Stock on the NYSE, subject to notice of issuance, under the ticker symbol "ISD."

The Fund has agreed that, without the prior written consent of the Representatives on behalf of the underwriters, it will not, during the period ending 180 days after the date of this prospectus, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of shares or such other securities, in cash or otherwise or (3) file any registration statement with the SEC relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock. In the event that either (x) during the last 17 days of the 180-day period referred to above, the Fund issues an earnings release or material news or a material event relating to the Fund occurs or (y) prior to the expiration of such 180-day period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of such 180-day period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the occurrence of the material news or material event, as applicable. This lock-up agreement will not apply to the shares of Common Stock to be sold pursuant to the underwriting agreement or any shares issued pursuant to the Plan.

In order to facilitate the offering of the shares of Common Stock, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the shares. The underwriters currently expect to sell more shares than they are obligated to purchase under the underwriting agreement, creating a short position in the shares for their own account. A short sale is covered if the short position is no greater than the number of shares available for purchase by the underwriters under the over-allotment option (exercisable for 45 days from the date of this prospectus). The underwriters can close out a covered short sale by exercising the over-allotment option or purchasing shares in the open market. In determining the source of shares to close out a covered short sale, the underwriters will consider, among other things, the open market price of the shares compared to the price available under the over-allotment option. The underwriters may also sell shares of Common Stock in excess of the over-allotment option, creating a naked short position. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the underwriters may bid for, and purchase, shares in the open market to stabilize the price of the shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an underwriter or a dealer for distributing the shares in the offering, if the syndicate repurchases previously distributed shares in transactions to cover syndicate short positions or to stabilize the price of the shares. Any of these activities may raise or maintain the market price of the shares of Common Stock above independent market levels or prevent, limit or slow a decline in the market price of the shares. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the shares of Common Stock or any other securities of the Fund. Consequently, the offering price for the shares was determined by negotiation among the Fund, PI and the Representatives. There can be no assurance, however, that the price at which the shares trade after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the shares will develop and continue after this offering.

The Fund anticipates that the Representatives and certain of the other underwriters may, from time to time, act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as such brokers while they are underwriters.

In connection with this offering, certain of the underwriters or selected dealers may distribute prospectuses electronically. The Fund, PI, PIM and the underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, certain of its executive officers and affiliates and PI, PIM and their affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the shares of Common Stock, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the shares in any jurisdiction where action for that purpose is required. Accordingly, the shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

Prior to the public offering of shares of Common Stock, PI purchased shares of Common Stock from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of        is        . The principal business address of        is        . The principal business address of        is        .

Additional Compensation to be Paid by PI

PI (and not the Fund) has agreed to pay        ,        ,         and        , from its own assets, structuring fees in the amount of $        , $        , $         and $         , respectively, for advice relating to the structure, design and organization of the Fund, including, without limitation, views from an investor market and distribution perspective on (i) diversification, proportion and concentration approaches for the Fund's investments in light of current market conditions, (ii) marketing issues with respect to the Fund's investment policies and proposed investments, (iii) the proportion of the Fund's assets to invest in the Fund's strategies and (iii) the overall marketing and positioning thesis for the offering of the shares of Common Stock. The structuring fees paid to        ,        ,         and        will not exceed %, %,        % and %, respectively, of the total public offering price of the shares. These fees are calculated based on the total public offering price of the shares sold by       ,        ,        and        in the offering, including shares attributable to the underwriters' over-allotment option (regardless of whether the over-allotment option is exercised). These services provided by        ,        ,         and        to PI are unrelated to PI's function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

PI (and not the Fund) has agreed to pay to        , from its own assets, a structuring fee for certain financial advisory services in assisting PI in structuring and organizing the Fund in the amount of $        . If the over-allotment option is not exercised, the structuring fee paid to        will not exceed % of the total public offering price of the shares.

PI (and not the Fund) has agreed to pay        , from its own assets, a syndication fee in the amount of $ for advice relating to (i) securing syndicate participants in the Fund's initial public offering, (ii) preparation of marketing and diligence materials for underwriters, (iii) conveying information and market updates to the underwriters, and (iv) coordinating syndicate orders in this offering. The syndication fee paid to        will not exceed % of the total public offering price of the shares. These services provided by        to PI are unrelated to PI's function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

Offering expenses may include reimbursement to PI or its affiliates for expenses incurred in the offering, including compensation to sales personnel.

Total underwriting compensation determined in accordance with Financial Industry Regulatory Authority, Inc. ("FINRA") rules is summarized as follows. The sales load the Fund will pay of $0.90 per share is equal to 4.50% of gross proceeds. The Fund has agreed to reimburse the underwriters for the reasonable fees and disbursements of counsel to the underwriters in connection with the review by FINRA of the terms of the sale of

the shares, in an amount not to exceed $20,000. PI (and not the Fund) will pay a structuring and/or syndication fee to        ,        ,         and        , as discussed above, which in the aggregate will not exceed $        . The Fund has agreed to reimburse PI or its affiliates for expenses incurred with the offering, including compensation of sales personnel. Total compensation to the underwriters will not exceed 9.0% of gross proceeds.

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

BNY Mellon is the custodian and foreign custody manager of the Fund and will maintain or arrange for the custody of the securities and cash of the Fund. The principal business address of BNY Mellon is One Wall Street, New York, NY 10286.

Computershare Trust Company, N.A. serves as the transfer agent and registrar and Computershare Inc. serves as the dividend paying agent of the Fund. The principal business address of Computershare Trust Company, N.A. is P.O. Box 43078, Providence, RI 02940-3078.

LEGAL OPINIONS

Certain legal matters in connection with the Common Stock will be passed upon for the Fund by Willkie Farr & Gallagher LLP, New York, New York. Certain matters of Maryland law will be passed upon for the Fund by Venable LLP, Baltimore, Maryland. Weil, Gotshal & Manges LLP advised the underwriters in connection with the offering of the Common Stock.

REPORTS TO STOCKHOLDERS

When available, the Fund will send to the holders of Common Stock unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP is the independent registered public accounting firm for the Fund providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC. The principal business address of KPMG LLP is 345 Park Avenue, New York, New York 10154.

ADDITIONAL INFORMATION

This prospectus does not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. You may obtain the complete Registration Statement from the SEC's website (http://www.sec.gov) or from the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. To obtain annual and semi-annual stockholder reports electronically (when available), please visit the Fund's web site (www.prudential.com), which also provides a link to the SEC's website, or call 1-800-451-6788 (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to the Fund.

Statements contained in this prospectus as to the contents of any material contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such material contract or other document required by SEC rules to be filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder
Prudential Short Duration High Yield Fund, Inc.:

We have audited the accompanying statement of assets and liabilities (in Organization) of Prudential Short Duration High Yield Fund, Inc. (the Fund) as of March 8, 2012, and the related statement of operations (in Organization) for the period from November 14, 2011 to March 8, 2012. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash held as of March 8, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Prudential Short Duration High Yield Fund, Inc. as of March 8, 2012, and the results of its operations for the period from November 14, 2011 to March 8, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
March 14, 2012

Prudential Short Duration High Yield Fund, Inc.

Statement of Assets and Liabilities (in Organization)

As of March 8, 2012

Assets
Cash	$100,084
Deferred offering costs	600,000
Receivable from Adviser	85,000
Total assets	785,084
Liabilities
Accrued offering costs	600,000
Payable for organizational expenses	85,000
Total liabilities	685,000
Total Net Assets	$100,084
Net Assets
Par value ($0.001 par value; [ ] million shares authorized, 5,240 shares outstanding)	$5
Paid-in capital in excess of par value	100,079
Total Net Assets	$100,084
Shares Outstanding	5,240
Net Asset Value Per Share	$19.10

See Accompanying Notes to Financial Statements

Prudential Short Duration High Yield Fund Inc.

Statement of Operations (in Organization)

For the period from November 14, 2011 to March 8, 2012

Investment Income
Investment Income	$—
Expenses
Organizational expenses	85,000
Total expense	85,000
Less: Fee waivers and expense reimbursements	(85,000)
Net expenses	—
Net investment income	$—

See Accompanying Notes to Financial Statements

Prudential Short Duration High Yield Fund, Inc.

Notes to Financial Statements

March 8, 2012

Note 1 — Organization

Prudential Short Duration High Yield Fund, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was incorporated as a Maryland corporation on November 14, 2011. The Fund has not yet commenced investment operations.

Note 2 — Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Organization Costs

Organizational costs are expensed by the Fund as incurred. Prudential Investments LLC ("PI") will reimburse the Fund for all organizational expenses.

Federal Income Taxes

It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to stockholders each year.

Note 3 — Management Agreement and Transactions with Affiliates

PI will be the Fund's investment manager and will supervise the day-to-day management of the Fund's portfolio by the Fund's subadviser. PI, an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential"), is a registered investment adviser and will provide administrative and management services to the Fund. PI will receive an annual fee, payable monthly, in an amount equal to 0.80% of the average daily value of the Fund's investable assets.

Prudential Investment Management, Inc. ("PIM") will be the Fund's subadviser. PIM is a registered investment adviser and will be responsible for the day-to-day portfolio management of the Fund subject to the supervision of the Fund's board of directors and PI. PIM will receive an annual subadvisory fee from PI, payable monthly, in an amount equal to 0.40% of the average daily value of the portion of the Fund's investable assets managed by PIM up to $300 million and 0.35% of the average daily value of the portion of the Fund's investable assets managed by PIM over $300 million. No advisory fee will be paid by the Fund directly to PIM.

All officers and one director of the Fund are employees of PI or its affiliates and do not receive compensation from the Fund.

Note 4 — Organization and Offering Costs

PI has agreed to pay (i) all of the Fund's organizational costs (estimated to be $85,000) and (ii) all of the Fund's offering costs (other than sales load) that exceed $0.04 per share of common stock. The Fund will pay all of the offering costs up to and including $0.04 per share of common stock. Assuming an offering of 15,000,000 shares of common stock for $20 per share, the total offering costs are estimated to be approximately $1,250,000, $600,000 of which would be borne by the Fund and $650,000 of which would be paid by PI. These figures represent estimates as the actual size of the offering and related expenses are not known as of the date of these financial statements, and the actual organizational and offering expenses to be paid by the Fund may vary substantially from these estimates. The Fund's share of offering costs will be recorded as a reduction of the proceeds from the sale of the common shares upon commencement of fund operations.

Note 5 — Subsequent Events

The Fund has performed an evaluation of subsequent events through the date which the financial statements were issued and determined that there were no events that would require disclosure in the financial statements.

APPENDIX A

DESCRIPTION OF SECURITY RATINGS†

Standard & Poor's Corporation—A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•  Nature of and provisions of the obligation;

•  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

"AAA"  An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA"  An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A"  An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

†  The ratings indicated herein are believed to be the most recent ratings available at the date of this prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

"BBB"  An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB," "B," "CCC," "CC," and "C"  Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB"  An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B"  An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC"  An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC"  An obligation rated 'CC' is currently highly vulnerable to nonpayment.

"C"  A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

"D"  An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (-)  The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N.R."  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

"A-1"  A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2"  A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3"  A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B"  A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1"  A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"B-2"  A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"B-3"  A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"C"  A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

"D"  A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

"i"  This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p'

subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

"L"  Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.

"P"  This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

"pi"  Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

"preliminary"  Preliminary ratings, with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•  Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•  Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

•  Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•  Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

•  Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s).

These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

•  A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

"sf"  The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

"t"  This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited  Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

"*"  This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

"c"  This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

"G"  The letter 'G' followed the rating symbol when a fund's portfolio consists primarily of direct U.S. government securities.

"pr"  The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

"q"  A "q" subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

"r"  The "r" modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an "r" modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the "r" modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody's Investors Service, Inc.—A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG TERM OBLIGATION RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of a fixed income obligation with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Long-Term Rating Definitions:

"Aaa"  Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

"Aa"  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

"A"  Obligations rated A are considered upper-medium grade and are subject to low credit risk.

"Baa"  Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

"Ba"  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

"B"  Obligations rated B are considered speculative and are subject to high credit risk.

"Caa"  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

"Ca"  Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C"  Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM TERM NOTE RATINGS

Moody's assigns long-term ratings to individual debt securities issued from medium term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all parí passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics of listed below:

•  Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

•  Notes allowing for negative coupons, or negative principal;

•  Notes containing any provision that could obligate the investor to make any additional payments;

•  Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

For credit-linked securities, Moody's policy is to "look through" to the credit risk of the underlying obligor. Moody's policy with respect to non-credit linked obligations is to rate the issuer's ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short Term Rating Definitions:

Moody's short term ratings are opinions of the ability of issuers to honor short term financial obligations. Ratings may be assigned to issuers, short term programs or to individual short term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

"P-1"  Issuers (or supporting institutions) rated Prime 1 have a superior ability to repay short term debt obligations.

"P-2"  Issuers (or supporting institutions) rated Prime 2 have a strong ability to repay short term debt obligations.

"P-3"  Issuers (or supporting institutions) rated Prime 3 have an acceptable ability to repay short term obligations.

"NP"  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P 1 or P 2 have their short term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

The Primary Credit Rating Scales (those featuring the symbols 'AAA'—'D' and 'F1'—'D') are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-Term Ratings Scales—Issuer Credit Ratings Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

"AAA"  Highest credit quality. "AAA" ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA"  Very high credit quality. "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A"  High credit quality. "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB"  Good credit quality. "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

"BB"  Speculative. "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

"B"  Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

"CCC"  Substantial credit risk. Default is a real possibility.

"CC"  Very high levels of credit risk. Default of some kind appears probable.

"C"  Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include:

a.  the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.  the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.  Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

"RD"  Restricted default. 'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.  the selective payment default on a specific class or currency of debt;

b.  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.  the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.  execution of a coercive debt exchange on one or more material financial obligations.

"D"  Default. 'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

•  The ratings do not predict a specific percentage of default likelihood over any given time period.

•  The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

•  The ratings do not opine on the liquidity of the issuer's securities or stock.

•  The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•  The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•  The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency's ratings.

Short-Term Ratings—Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

"F1"  Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2"  Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

"F3"  Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

"B"  Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

"C"  High short-term default risk. Default is a real possibility.

"RD"  Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

"D"  Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings scale include:

•  The ratings do not predict a specific percentage of default likelihood over any given time period.

•  The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

•  The ratings do not opine on the liquidity of the issuer's securities or stock.

•  The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•  The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency's ratings.

APPENDIX B

APPENDIX B: PROXY VOTING POLICIES OF THE SUBADVISER

PRUDENTIAL FIXED INCOME

Our policy is to vote proxies in the best economic interest of our clients. In the case of pooled accounts, our policy is to vote proxies in the best economic interest of the pooled account. Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best economic interest of our clients through the shareholder or debt-holder voting process.

Prudential Fixed Income invests primarily in public debt, thus there are few traditional proxies voted by us. We generally vote with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by our policy or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. If a security is held in multiple accounts and two or more portfolio managers are not in agreement with respect to a particular vote, our proxy voting committee will determine the vote. Not all ballots are received by us in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.

We take into account restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. We generally vote securities on a best efforts basis and in the best economic interest of our clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of ours. When we identify an actual or potential conflict of interest between our firm and our clients, we refer the proxies regarding that issuer for resolution to our proxy voting committee, which is composed of senior management. This may include abstaining from a particular vote or voting in accordance with the policy of the proxy voting facilitator rather than our own policy.

Some of our clients elect to retain voting authority for themselves. If a client has a question about a particular solicitation, the client may contact its client service representative and we will try to address the client's question. We will not, however, disclose how we intend to vote on an issue for other clients' accounts.

Any client may obtain a copy of our proxy voting policy, as well as the proxy voting records for that client's securities, by contacting the client service representative responsible for the client's account.

B-1

              Shares

Prudential Short Duration
High Yield Fund, Inc.

Common Stock
$20.00 per Share

PROSPECTUS

             , 2012

Until              , 2012 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Stock, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PICE1000STAT

PART C

OTHER INFORMATION

Item 25.                           Financial Statements and Exhibits

(1) Financial Statements

Statement of assets and liabilities, dated as of March 8, 2012.

(2) Exhibits

(a)(1)	Articles of Incorporation.(3)

(a)(2)	Articles of Amendment to the Articles of Incorporation, dated February 7, 2012.(8)

(b)	Bylaws.(3)

(c)	Not Applicable.

(d)	Portions of the Articles of Incorporation and By-laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.*

(e)	Form of Dividend Reinvestment Plan.(1)

(f)	Not Applicable.

(g)(1)	Form of Management Agreement between the Registrant and Prudential Investments LLC (the “Manager”).(4)

(g)(2)	Form of Subadvisory Agreement between the Manager and Prudential Investment Management, Inc. (the “Subadviser”).(4)

(h)(1)	Form of Underwriting Agreement.(2)

(h)(2)	Form of Master Agreement Among Underwriters.(2)

(h)(3)	Form of Master Selected Dealer Agreement.(2)

(i)	Not Applicable.

(j)(1)	Form of Custodian Agreement between the Registrant and the Bank of New York (BNY).(5)

(j)(2)	Amendment dated March 8, 2012 to Custodian Agreement between Registrant and BNY. (1)

(j)(3)	Accounting Services Agreement between the Registrant and BNY.(6)

(k)(1)	Form of Transfer Agency and Service Agreement.(1)

(l)	Opinion and Consent of Venable LLP, Special Maryland Counsel for the Fund.(2)

(m)	Not Applicable.

(n)	Consent of Independent Registered Public Accounting Firm.(1)

(o)	Not Applicable.

(p)	Certificate of Initial Stockholder.(1)

(q)	Not Applicable.

(r)(1)	Code of Ethics of Fund.(2)

(r)(2)	Code of Ethics and Personal Securities Trading Policy of Prudential, including the Manager, dated January 10, 2011.(7)

*

Reference is made to Articles V, VI and VII of the Registrant’s Articles of Incorporation, filed as Exhibit 2(a) to this Registration Statement; and to Article II of the Registrant’s Bylaws, filed as Exhibit 2(b) to this Registration Statement.

(1)	Filed herewith.

(2)	To be filed by amendment.

(3)	Filed on November 16, 2011 with Registrant’s Registration Statement on Form N-2 (File Nos. 333-178016 and 811-22632) and incorporated by reference herein.

(4)	Filed on January 13, 2012 with Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-178016 and 811-22632) and incorporated by reference herein.

(5)

Filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Prudential Investment Portfolios 9, filed via EDGAR on April 30, 2003 (File No. 333-95849) and incorporated by reference herein.

(6)

Filed as Exhibit (g)(4) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Prudential Investment Portfolios 3, filed via EDGAR on May 31, 2006 (File No. 333-95849) and incorporated by reference herein.

(7)

Filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Prudential Investment Portfolios 12, filed via EDGAR on June 1, 2010 (File No. 333-42705) and incorporated by reference herein.

(8)	Filed on February 29, 2012 with Pre-Effective Amendment 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-178016 and 811-22632) and incorporated by reference herein.

Item 26.                           Marketing Arrangements

Reference is made to the form of the underwriting agreement included as Exhibit (h)(1), (h)(2), (h)(3) hereto.

Item 27.                           Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$ [*	]
Exchange listing fees	[*	]
Financial Industry Regulatory Authority fees	[*	]
Printing expenses	[*	]
Promotion	[*	]
Accounting fees and expenses	[*	]
Legal fees and expenses	[*	]
Underwriters Expense Reimbursement	[*	]
Miscellaneous	[*	]
Total	[*	]

*	To be filed by amendment

Item 28.                           Persons Controlled by or Under Common Control with Registrant

Immediately prior to this offering, the Manager will own shares of the Registrant, representing 100% of the common stock outstanding.  Following the completion of this offering, the Manager’s share ownership is expected to represent less than 1% of the common stock outstanding.

Item 29.                           Number of Holders of Securities

As of March 8, 2012:
Title of Class:	Common Stock ($.001 par value per share)
Number of Record Holders:	1

Item 30.                           Indemnification

Maryland law permits a Maryland corporation to include a provision in its charter limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Registrant’s charter contains a provision that eliminates its directors’ and officers’ liability to the maximum extent permitted by Maryland law and the Investment Company Act of 1940 (the “1940 Act”).

The Registrant’s charter authorizes it to obligate itself, and its Bylaws require it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any of the foregoing capacities and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding, without requiring a preliminary determination of the ultimate entitlement to indemnification. The Registrant’s charter and bylaws also permit it to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or any predecessor of the Registrant. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A Maryland corporation may not indemnify a director or officer who has been adjudged liable in a suit by or in the right of the corporation or in which the director or officer was adjudged liable to the corporation or on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct, was adjudged liable to the corporation or was adjudged liable on the basis that personal benefit was improperly received; however, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Reference is also made to:

Section 9 of the management agreement (Exhibit (  )(1)) to the Registration statement and Section 4 of the subadvisory Agreement (Exhibit (d)(2)) to the Registration Statement) limit the liability of PI, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

Section 8 of the Underwriting agreement, to be filed as Exhibit (h) to this Registration Statement by further amendment.

The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Charter and By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one’s office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Under its Charter and By-Laws, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff’s position on Section 17(h) advances will be limited in the following respect:

(1)   Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

(2)   Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

(3)   Such promise must be secured by a surety bond or other suitable insurance; and

(4)   Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 31.                           Business and Other Connections of Manager and Subadviser

The description of the Manager and Subadviser under the caption “Management and Advisory Agreements” in the prospectus, which forms part of this registration statement, is incorporated by reference herein. Information as to the directors and officers of the Manager and Subadviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Manager and Subadviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801- 31104 and File No. 801- 22808, respectively) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference. The Manager’s principal business address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077. The Subadviser’s principal business address is Gateway Center Two, 100 Mulberry Street Newark, NJ 07102-4077.

Item 32.                           Locations of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Prudential Short Duration High Yield Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102;

(2)	the Transfer Agent, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078;

(3)	the Custodian, The Bank of New York Mellon, One Wall Street, New York, New York; and

(4)	the Adviser, Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

Item 33.                           Management Services

Not applicable.

Item 34.                           Undertakings

1.

The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.	The Registrant undertakes that:

(a)

For the purpose of determining any liability under the Securities Act), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)

For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, State of New Jersey on the 15 day of March, 2012

PRUDENITAL SHORT DURATION HIGH YIELD FUND, INC.

By:	* Stuart Parker
Name: Stuart Parker
Title: President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Stuart Parker	Chief Executive Officer and President (Principal
Stuart Parker	Executive Officer)

* Grace C. Torres	Chief Financial Officer and Treasurer (Principal
Grace C. Torres	Financial Officer)

* Scott E. Benjamin	Director
Scott Benjamin

* Kevin J. Bannon	Director
Kevin J. Bannon

* Linda W. Bynoe	Director
Linda W. Bynoe

* Michael S. Hyland	Director
Michael S. Hyland

* Douglas H. McCorkindale	Director
Douglas H. McCorkindale

* Stephen P. Munn	Director
Stephen P. Munn

* Richard A. Redeker	Director
Richard Redeker

* Robin B. Smith	Director
Robin Smith

* Stephen G. Stoneburn	Director
Stephen Stoneburn

*By	/s/ Claudia DiGiacomo	Attorney-in-Fact	March 15, 2012
Claudia DiGiacomo

SCHEDULE OF EXHIBITS

Exhibit No.	Description

(e)	Form of Dividend Reinvestment Plan.

(j)(2)	Amendment dated March 8, 2012 to Custodian Agreement between Registrant and BNY.

(k)(1)	Form of Transfer Agency and Service Agreement.

(n)	Consent of Independent Registered Public Accounting Firm.

(p)	Certificate of Initial Stockholder.